                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement*
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                               ENESCO GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------------------------

* The Registrant has preliminarily scheduled March 18, 2003 as the date to release definitive proxy materials to stockholders.

                          PRELIMINARY PROXY MATERIALS

(ENESCO LOGO)

                                          March 18, 2003

Dear Stockholder:

     On behalf of the Enesco Group, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on Thursday, April 24, 2003, at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois 60007. The meeting will start at 9:30 a.m.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of Enesco and will respond to stockholder questions.

     It is important to ensure that your shares are represented at the Annual Meeting. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by returning the enclosed proxy card in the envelope provided. Voting over the Internet, by phone or by written proxy will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Space limitations may make it necessary to limit attendance only to Enesco stockholders. Accordingly, admission to the meeting will be on a first-come, first-served basis.

     We look forward to seeing you on April 24th, and thank you for your continued support of Enesco Group, Inc.

                                          Sincerely,

                                          /s/ DANIEL DALLEMOLLE
                                          DANIEL DALLEMOLLE
                                          President and Chief Executive Officer

       225 Windsor Drive, Itasca, Illinois 60143 - Telephone 630-875-5300

                          PRELIMINARY PROXY MATERIALS

                               ENESCO GROUP, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: April 24, 2003

Time: 9:30 a.m. Central

Place:Enesco Showroom Theater
      One Enesco Plaza
      Corner of Busse and Devon
      Elk Grove Village, Illinois 60007

     Purposes:

     - To elect three Class II Directors for a three-year term;

     - To approve the reincorporation of Enesco Group, Inc. in the State of Illinois;

     - To approve amendments to the 1996 Stock Option Plan to increase the number of shares available for grant and to change the vesting schedule for options granted thereunder;

     - To ratify the appointment by the Board of Directors of KPMG LLP as Enesco's independent accountants for 2003;

     - To transact other business which may properly be presented at the meeting and any postponement or adjournment of the meeting.

     Stockholders of record as of the close of business on February 28, 2003 will be entitled to vote at the meeting and any postponement or adjournment of the meeting.

                                          By Order of the Board of Directors,

                                          M. FRANCES DURDEN, Clerk

Itasca, Illinois
March 18, 2003

                             ---------------------

                                   IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO ENESCO STOCKHOLDERS. ACCORDINGLY, ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. INSTRUCTIONS ARE PROVIDED ON THE PROXY CARD FOR VOTING OVER THE INTERNET OR BY TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Enesco Group, Inc...........................................      3
The Annual Meeting..........................................      3
Voting Instructions.........................................      4
Annual Report...............................................      5
Our Largest Stockholders....................................      6
Shares Held by Our Directors and Executive Officers.........      7
Proposal 1: Election of Directors...........................      8
Compensation of Non-Employee Directors......................     10
Committees of the Board.....................................     11
Proposal 2: Change in State of Incorporation................     12
Proposal 3: Amendments to 1996 Stock Option Plan............     21
Executive Compensation......................................     28
Compensation Committee Interlocks and Insider
  Participation.............................................     32
Section 16(a) Beneficial Ownership Reporting Compliance.....     32
Compensation and Stock Option Committee Report on Executive
  Compensation..............................................     32
Report of the Audit Committee...............................     34
Performance Graph...........................................     35
Proposal 4: Independent Public Accountants..................     36
Stockholder Proposals.......................................     37

                          PRELIMINARY PROXY MATERIALS

                               ENESCO GROUP, INC.

                                PROXY STATEMENT

                                 March 18, 2003
                               ENESCO GROUP, INC.

     We are engaged in the marketing and sale of quality branded gifts, collectibles and decorative accents, including designed and licensed collectible figurines and ornaments, action musicals, decorative home accessories and other giftware, principally at wholesale, to independent retailers, mass marketers, catalogers and direct response distributors. Our principal executive offices are located at 225 Windsor Drive, Itasca, Illinois 60143, and our telephone number is (630) 875-5300. Our website is located at www.enesco.com on the internet.

                               THE ANNUAL MEETING

Attending the Annual Meeting

     Our meeting will be held on April 24, 2003 at 9:30 a.m., at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois.

This Proxy Statement

     We are sending you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the meeting. If you own Enesco common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Mellon Investor Services LLC. In order to vote all your shares by proxy, you should vote the shares in each different account as described below.

     On March 18, 2003, we began mailing these proxy materials to all stockholders of record at the close of business on February 28, 2003 (the
"Record Date"). As of the Record Date there were                shares
outstanding and                holders of record.

Quorum Requirement

     A quorum is necessary to hold a valid meeting. The attendance in person or by proxy (by mail, telephone or over the Internet) of holders of a majority of the shares entitled to vote at the meeting will constitute a quorum to hold the meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

                              VOTING INSTRUCTIONS

     You are entitled to one vote for each share of common stock that you own as of the close of business on the record date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

     VOTING BY PROXY. Even if you plan to attend the meeting, you can vote before the meeting by proxy. There are three ways to vote by proxy:

     - you can vote by telephone by calling toll-free (1-800-435-6710) and following the instructions on the proxy card;

     - you can vote by Internet by following the instructions on the proxy card; or

     - you can vote by mail by signing, dating and mailing the enclosed proxy card.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring identification or evidence of your share ownership with you to the meeting.

     REVOKING YOUR PROXY. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

     - by filing a written notice of revocation with our Clerk;

     - by following appropriate Internet or telephone voting procedures;

     - by signing and delivering another proxy that bears a later date; or

     - by attending the meeting and voting in person.

If Your Shares are Held in "Street Name"

     VOTING BY PROXY. If your shares are registered in the name of your broker or nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain brokers and banks will also offer telephone and Internet voting.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it and your account statement or other evidence of your share ownership as of the record date with you to the meeting

     REVOKING YOUR PROXY. If your shares are held in street name, you must contact your broker to revoke your proxy.

Voting Rules

     By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any postponements or adjournments of the meeting. With respect to the election of nominees for director, you may:

     - vote "for" the election of all nominees for director named in this proxy statement;

     - "withhold" authority to vote for all nominees; or

     - "withhold" authority to vote for one or more of the nominees and vote "for" the remaining nominee(s).

     If a quorum is present at the meeting, a nominee will be elected to serve as a Class II Director if a majority of the shares of Common Stock voting at the meeting vote for the nominee, whether present, in person, by telephone or Internet vote or represented by proxy. Because of this rule, non-voted shares will not affect the outcome of the election of directors and will not prevent that nominee from being elected.

     We actively solicit proxy participation. We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to stockholders, and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies. In addition, we have hired Mellon Investor Services, LLC in New York, New York to solicit proxies at a fee of approximately $8,500.

                                 ANNUAL REPORT

     The Annual Report to Stockholders of Enesco for the year ended December 31, 2002, including our financial statements for our 2002 fiscal year, accompanies this proxy statement.

                            OUR LARGEST STOCKHOLDERS

     On February 28, 2003, there were outstanding        shares of our common
stock, which is the only class of stock outstanding and entitled to vote at the Annual Meeting. The holders of these shares will be entitled to cast one vote for each share of common stock held of record as of February 28, 2003. To the best of Enesco's knowledge, the beneficial owners of more than 5% of the common stock as of December 31, 2002 were as follows: [CHART TO BE UPDATED AS 13GS ARE FILED]

                  NAME AND ADDRESS OF                        AMOUNT AND NATURE      PERCENT
                    BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP   OF CLASS
                  -------------------                     -----------------------   --------
David L. Babson and Company Incorporated................    1,493,200 shares(1)      10.7%
One Memorial Drive
Cambridge, MA 02142
Fidelity Management & Research Co. .....................    1,211,900 shares(2)       8.7%
82 Devonshire St.
Boston, Massachusetts 02109
Dimensional Fund Advisors, Inc. ........................    1,110,800 shares(3)       8.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Royce & Associates, Inc. ...............................      806,000 shares(4)       5.8%
Royce Management Company
1414 Avenue of the Americas
New York, NY 10019
Florida Retirement System (Pension Fund)................      722,000 shares(5)       5.2%
1801 Hermitage Blvd., Suite 100
Tallahassee, FL 32317

---------------
(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission (SEC) on January 30, 2003 by David L. Babson and Company Incorporated (Babson). Babson has sole voting power over 1,408,350 shares and sole dispositive power over 1,493,200 shares.
(2) Based on a statement on Schedule 13G filed with the SEC on           , 2003
    by Fidelity Management Research Co. (Fidelity). Fidelity has sole voting and dispositive power over 1,211,900 shares.
(3) Based on a statement on Schedule 13G filed with the SEC on           , 2003
    by Dimensional Fund Advisors, Inc. (DFA). DFA has sole voting and dispositive power over 1,110,800 shares.
(4) Based on a statement on Schedule 13G filed with the SEC on February   , 2003
    by Royce & Associates, Inc. (Royce). Royce has sole voting and dispositive power over 806,000 shares.
(5) Based on a statement on Schedule 13G filed with the SEC on February 4, 2003 by the Florida Retirement System (Pension Fund). The Florida Retirement System (Pension Fund) has sole voting and dispositive power over 722,000 shares.

              SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our management beneficially owned, as of February 28, 2003, shares of our common stock as follows: [CHART TO BE UPDATED]

                                                                 SHARES UNDERLYING
                                       OUTSTANDING SHARES       STOCK OPTIONS-AMOUNT
                                      OF THE COMMON STOCK-         AND NATURE OF
                                       AMOUNT AND NATURE             BENEFICIAL          PERCENT
NAME OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP(1)     OWNERSHIP(1)(2)      OF CLASS(3)
------------------------           --------------------------   --------------------   -----------
John F. Cauley...................            30,945                    20,750             ***%
Daniel DalleMolle................            19,168(4)                150,000             ***%
George R. Ditomassi..............             8,446                       750             ***%
Eugene Freedman..................           119,333(5)                156,400                %
Judith R. Haberkorn..............            17,225                     6,750             ***%
Donald L. Krause.................             6,300                     1,332             ***%
Donna Brooks Lucas...............            11,483                     2,250             ***%
Thane A. Pressman................             9,446                       750             ***%
Anne-Lee Verville................            47,759                     6,750             ***%
Jeffrey S. Smith.................             4,791(6)                 50,000             ***%
Josette V. Goldberg..............             3,163(7)                 27,935             ***%
Jeffrey W. Lemajeur..............             2,936(8)                 16,765             ***%
All Directors and Executive
  Officers as a Group (16
  persons).......................           303,168                   469,684                %

---------------
(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power. Fractional amounts have been rounded to the nearest whole share of the common stock.
(2) Reflects the number of shares of common stock which the Directors, executive officers and Directors and executive officers as a group beneficially own by reason of options which are exercisable within 60 days of February 28, 2003.
(3) Unless otherwise noted, the percent of class is less than 1%.
(4) Reflects 17,300 shares of common stock owned by Mr. DalleMolle and 1,868 shares held in Mr. DalleMolle's 401(k) account as of December 31, 2002.
(5) Reflects 5,365 shares of common stock owned by Mr. Freedman, 105,334 shares of common stock owned by the Eugene Freedman Family Limited Partnership, of which Mr. Freedman is the general partner, and 5,000 shares owned by the Eugene Freedman Family Foundation, of which Mr. Freedman is an officer and a director. Mr. Freedman shares voting and investment power over these shares and disclaims any beneficial interest in all such shares, except to the extent of his direct and indirect pecuniary interest in the Limited Partnership and the Foundation. There are 3,634 shares held in Mr. Freedman's 401(k) account as of December 31, 2002.
(6) Reflects 1,500 shares of common stock owned by Mr. Smith, 100 shares owned by Mr. Smith's daughter and 3,191 shares held in Mr. Smith's 401(k) account as of December 31, 2002.
(7) Reflects 150 shares of common stock owned by Ms. Goldberg and 3,013 shares held in Ms. Goldberg's 401(k) account as of December 31, 2002.
(8) Reflects 100 shares of common stock owned by Mr. Lemajeur and 2,836 shares held in Mr. Lemajeur's 401(k) account as of December 31, 2002.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Effective as of the Annual Meeting, the Board consists of nine members who are divided into three classes serving three years each, with one class being elected each year. The Board has adopted several policies concerning resignation and retirement of Directors from the Board, one providing for review by the Board of the continued membership of a Director following a change in his or her principal employment, and another providing for a Director's mandatory retirement at age 72, except for Mr. Freedman, who is not subject to this policy.

     The three current Class II Directors, Daniel DalleMolle, Mr. Eugene Freedman and Ms. Donna Brooks Lucas, are nominated for re-election to the Board. The Board proposes their re-election for three-year terms scheduled to expire at the Annual Meeting of Stockholders in 2006.

     If for any reason any nominee is not available to serve when the election occurs, the persons named as proxies in the proxy cards will vote the proxies in accordance with their best judgment. The Board has no reason to believe that any nominee will not be available to serve as a Director.

               INFORMATION AS TO BOARD OF DIRECTORS AND NOMINEES

NOMINEES FOR DIRECTORS IN CLASS II
TERMS EXPIRING IN 2006
--------------------------------------------------------------------------------

DANIEL DALLEMOLLE                   President and Chief Executive Officer since March 28, 2001.
  Director since 2001               Formerly Group President, Hardware and Tool Companies of
  Age 52                            Newell Rubbermaid, Inc. from 1999 until 2001. President and
                                    Chief Operating Officer of Intermatic, Inc. from 1998 until
                                    1999. President of Lee Rowan Company of Newell Rubbermaid
                                    from 1996 until 1998. President of Anchor Hocking Glass of
                                    Newell from 1992 until 1996. Also Director of Juno Lighting
                                    Inc., Bushnell Optics and Ames TruTempair. Member of
                                    Enesco's Executive Committee.
------------------------------------------------------------------------------------------------
EUGENE FREEDMAN                     Founding Chairman since 1998. Formerly Executive Vice
  Director since 1997               President of the Company from 1988 until 1998 and Vice
  Age 78                            Chairman from 1997 until 1998. Also served as Founding
                                    Chairman of Enesco Corporation, a former subsidiary of
                                    Enesco, of which he was a founder in 1959. Member of
                                    Enesco's Executive Committee.
------------------------------------------------------------------------------------------------
DONNA BROOKS LUCAS                  President and Chief Executive Officer of DBL Multi-Media
  Director since 1999               Group, Chicago, Illinois (creative and strategic business
  Age 50                            communications) since 1995. Formerly President, BR&R
                                    Communications, Inc., a public relations agency specializing in African-American consumer and healthcare marketing,
                                    having previously served as Senior Vice President, Director of Marketing at Burson-Marsteller. Member of the Economic
                                    Club of Chicago, Northwestern University Medill School of
                                    Journalism Board of Visitors, the Executive Leadership
                                    Council, the Urban League, the NAACP and The Links
                                    Incorporated. Chair of the Compensation and Stock Option
                                    Committee and member of the Audit and Governance Committees.
------------------------------------------------------------------------------------------------

DIRECTORS CONTINUING IN OFFICE IN CLASS III
TERMS EXPIRING IN 2004
------------------------------------------------------------------------------------------------
JOHN F. CAULEY                      Chairman of the Board, 1998-2000, Office of the Chairman
  Director since 1987               from June 2000 until March 2001. Retired as President of
  Age 70                            Friendly Ice Cream Corporation, a subsidiary of The
                                    Restaurant Company (restaurants and food products), Memphis,
                                    TN, in 1990. Also, Chairman of Enesco's Governance Committee
                                    Committee and member of the Executive and Audit Committees.
------------------------------------------------------------------------------------------------
GEORGE R. DITOMASSI                 Chief Executive Officer and Director of Summit American
  Director since 2000               Television in Naples, Florida since November, 2002. Formerly
  Age 68                            Co-Chief Executive Officer and Director of Shop At Home
                                    Network from October 2001 until October, 2002. Chairman of the Board at the Milton Bradley Company and Chief Operating
                                    Officer of Hasbro, Inc. from 1990-1998, and past President of Hasbro International from 1996 to 1997. Also on Board of
                                    Directors for Milton Bradley Company, the Basketball Hall of
                                    Fame and Toy Manufacturers of America. Mr. Ditomassi served on the Audit and the Compensation and Stock Option Committee
                                    in 2000, and he currently is a member of the Executive,
                                    Audit and Compensation and Stock Option Committees.
------------------------------------------------------------------------------------------------
ANNE-LEE VERVILLE                   Chairman of the Board since 2001. Interim President and CEO
  Director since 1991               from January through March, 2001; Office of the Chairman
  Age 57                            from June 2000 until March 2001. Retired as General Manager-
                                    Worldwide Education Industry of International Business
                                    Machines Corporation ("IBM") (advanced information
                                    technologies), White Plains, NY, in 1997, after 30 years
                                    with IBM. Also, Trustee of Liberty Funds Group, Boston, MA and Director of Fleet Hedge Fund, Boston, MA. Member of the
                                    Audit, Executive and Governance Committees.
------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE IN CLASS I
TERMS EXPIRING IN 2005
------------------------------------------------------------------------------------------------
JUDITH R. HABERKORN                 Retired as President-Consumer Sales and Service, Bell
  Director since 1993               Atlantic Corp. (telecommunications services), New York, NY,
  Age 56                            in 2000. Formerly President-Public and Operator Services, at
                                    Bell Atlantic Corp. from 1997 to 1998, having previously
                                    served as Vice President, Individual Communication Services,
                                    NYNEX Corporation, New York, NY ("NYNEX"), from 1995 to
                                    1997, and as Vice President-Consumer Markets, at NYNEX, from
                                    1994 to 1995. Also Director of Armstrong World Industries
                                    Inc., Lancaster, PA. Member of the Audit, Governance and
                                    Compensation and Stock Option Committees.
------------------------------------------------------------------------------------------------

DONALD L. KRAUSE                    Retired as Senior Vice President and Controller of Newell
  Director since 2001               Rubbermaid, Inc. in 1999. Formerly President of Newell's
  Age 63                            Industrial Companies Business Unit from February 1988 to
                                    February 1990 and Vice President-Controller from November
                                    1974 to January 1988. Also on the Board of Circuit Check
                                    Inc. Chairman of Enesco's Audit Committee and a member of
                                    the Governance Committee.
------------------------------------------------------------------------------------------------
THANE A. PRESSMAN                   President and CEO of Carvel Corporation since April, 2002, a
  Director since 2000               retailer and distributor of ice cream products. Formerly
  Age 57                            President and CEO of Tone Brothers, Inc. from 1998 until
                                    2001, a $300 million U.S. subsidiary of Burns Philip & Co.,
                                    Ltd., and second largest herb and spice Company in the U.S.
                                    President and CEO, Labatt-USA from 1993 until 1998.
                                    Previously held positions at Proctor & Gamble and Sara Lee.
                                    Also a Trustee, Springfield College and has served as a
                                    Trustee of AFS International and Director AFS-USA (American
                                    Field Service). Member of the Audit and Compensation and
                                    Stock Option Committees.
------------------------------------------------------------------------------------------------

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Board establishes the compensation paid to each Director who is not an employee of Enesco. Effective at the Annual Meeting the current compensation amounts are as follows:

          (1) For service as a non-Chairman member of the Board, a retainer of 950 shares of common stock and an additional amount of common stock worth $15,000 per annum, valued as of the day following the Annual Meeting, plus $1,200 for attendance at each meeting of the Board;

          (2) For service as Chairman of the Board, $45,000 per annum, and 950 shares of common stock;

          (3) For service as a committee member, an attendance fee of $800 ($1,000 for service as Chairman of a committee meeting) and for each other meeting attended by any Director which is held in connection with the selection of potential nominees for positions on the Board.

     In addition, each then serving non-employee Director receives a grant as of the day following the Annual Meeting in that year, of 1,500 non-qualified options to purchase Enesco common stock at an exercise price equal to the fair market value per share of the common stock on the grant date. The options become exercisable on the eighth anniversary of the grant, unless they have already become exercisable under other provisions of Enesco's 1996 Stock Option Plan, and expire on the tenth anniversary of the grant.

     Directors also receive reimbursement from Enesco for expenses incurred while serving as Directors. Directors who are also employees of Enesco receive no additional compensation for their services as Directors.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table shows the membership of Enesco's committees as of February 28, 2003. An asterisk indicates chairperson.

                                                                COMPENSATION AND
NAME                                                   AUDIT      STOCK OPTION      EXECUTIVE    GOVERNANCE
----                                                   -----    ----------------    ---------    ----------
John F. Cauley.....................................      x                              x            *
Daniel DalleMolle..................................                                     x
George R. Ditomassi................................      x             x                x
Eugene Freedman....................................                                     x
Judith R. Haberkorn................................      x             x                             x
Donald L. Krause...................................      *                                           x
Donna Brooks Lucas.................................      x             *                             x
Thane A. Pressman..................................      x             x
Anne-Lee Verville..................................      x                              *            x

Committees

     The Audit Committee held four meetings during 2002. This Committee, which consists entirely of non-employee Directors, provides oversight of the Enesco audit, accounting, reporting and control practices and provides a non-management link between the Board and the Enesco internal audit function. This Committee reviews the activities of the internal auditors and the Enesco independent accountants. It also reviews the adequacy of the Enesco accounting, financial and operating controls and reports to the full Board as necessary.

     The Audit Committee operates pursuant to an Audit Committee Charter which complies with Rule 303 of the New York Stock Exchange Listed Company Manual relating to Audit Committee standards. The Audit Committee's responsibilities include, but are not limited to, appointment of Enesco's independent public accountants. All members of the Audit Committee are independent as defined in Rule 303, except Anne-Lee Verville, former Interim President and Chief Executive Officer (on a non-employee basis) from January 1, 2001 until March 28, 2001. Under the override provision of Section 303.02(D) of the Manual, the Board of Directors determined that during the period when serving as Interim President and Chief Executive Officer, Ms. Verville was independent of management and had no relationship that would interfere with her independent judgment as a member of the Audit Committee. The Board further determined in its business judgment that Ms. Verville's membership on the Audit Committee was required in the best interests of Enesco and its stockholders.

     The Compensation and Stock Option Committee held four meetings during 2002. This Committee, which also consists entirely of non-employee Directors, determines compensation policy for Enesco, approves or recommends to the Board compensation of the Directors and officers of Enesco and reviews and acts on recommendations from the Chief Executive Officer regarding the award of stock options and administration of the stock option plans of Enesco and the Non-employee Director Stock Plan.

     The Executive Committee did not hold a meeting during 2002. This Committee, which consists of five Directors, three of whom are non-employee Directors, acts on behalf of the Board on important matters that arise between meetings of the Board and performs other tasks as delegated by the Board.

     The Governance Committee held four meetings during 2002. This Committee, which consists entirely of non-employee Directors, provides the Board with Director and corporate officer recommendations, proposes to the Board each year a slate of Directors for recommendation and submission to the stockholders at the next annual meeting of stockholders and deals with all aspects of the Director selection process, reviewing prospective Director candidates in the light of anticipated resignations and retirements and Board composition.

     In addition to the Committee meetings referred to above, the full Board held seven regular meetings during 2002. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served.

     In accordance with Enesco's Restated Articles of Organization, nominations for the election of Directors at an annual meeting of stockholders may be made by the Board, the Governance Committee or any stockholder entitled to vote generally in the election of Directors. However, a stockholder may nominate one or more persons for election as a Director at an annual meeting of stockholders only if the stockholder gives notice in writing to the Clerk of Enesco at least 45 days in advance of the anniversary of the date of the previous annual meeting of stockholders, which notice includes:

          (a) The name and address of the stockholder who intends to make the nomination and the name and address of each person to be nominated;

          (b) A representation that the stockholder is a holder of record of common stock and intends to appear in person or by proxy at the next annual meeting of stockholders to nominate the person or persons identified in the notice;

          (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

          (e) The consent of each nominee to serve as a Director if so elected.

                                  PROPOSAL 2:
            REINCORPORATION OF THE COMPANY IN THE STATE OF ILLINOIS

     The Board of Directors has unanimously approved the reincorporation of Enesco Group, Inc. in the State of Illinois. Through the reincorporation, and subject to the receipt of stockholder approval, the state of incorporation of Enesco Group, Inc. would be changed from Massachusetts to Illinois.

     The reincorporation proposal that was unanimously approved by the Board of Directors (the "Reincorporation Proposal") would be accomplished through a "migratory" merger of the existing Massachusetts corporation with and into a wholly owned subsidiary that will be formed pursuant to the Illinois Business Corporation Act of 1983, as amended, solely for this purpose. After the merger, the name of Enesco will continue to be Enesco Group, Inc., but the existing Massachusetts corporation will cease to exist and will be replaced by the new Illinois corporation. For the sake of clarity in the discussion of this Proposal 2, Enesco before the proposed merger is sometimes referred to as "Enesco Massachusetts" and after the merger is sometimes referred to as "Enesco Illinois."

     If the Reincorporation Proposal is approved by the stockholders, upon completion of the merger, Enesco will have new Articles of Incorporation (which are referred to as "Articles of Organization" in Massachusetts) and by-laws and will be governed by Illinois rather than Massachusetts law. As a result of the reincorporation, and as explained below, certain of the rights of Enesco's stockholders will be changed.

     The Reincorporation Proposal will not result in any change in the business or management of Enesco, nor will it change the location of Enesco's principal executive offices. The same individuals that are presently directors and officers of Enesco Massachusetts will continue to serve as directors and officers of the new Illinois corporation, with the result that there will be no change in the directors or officers as a result of the reincorporation.

     Enesco currently has only one authorized class of stock, Common Stock, and this will continue to be the case after reincorporation. In addition, the total
number of issued and outstanding shares of Enesco (          as of the Record
Date) will not change as a result of approval of the Reincorporation Proposal. The Common Stock of Enesco Massachusetts is listed on the New York Stock Exchange, and application will be made to list the Enesco Illinois Common Stock on the New York Stock Exchange. Following the merger, each share of Enesco Massachusetts Common Stock, par value $0.125, will automatically be converted into one share of Enesco Illinois Common Stock, par value $0.125. Enesco Massachusetts Common Stock certificates will be deemed automatically to represent an equal number of shares of Enesco Illinois Common Stock. Following the reincorporation, previously outstanding Enesco Massachusetts Common Stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Enesco Illinois Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF ENESCO TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ENESCO ILLINOIS.

     If approved by Enesco's stockholders, it is anticipated that the reincorporation and merger will be completed on or about June 30, 2003; however, the actual date may be earlier or later than that date, as circumstances dictate. In any event, the merger may be abandoned, or the merger agreement may be amended, either before or after stockholder approval if circumstances arise that, in the opinion of the Board of Directors, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval. See "Termination" below.

     No federal or state regulatory requirements (other than those imposed by the corporate laws of Massachusetts and Illinois) must be complied with and no governmental approval is necessary in connection with the implementation of the Reincorporation Proposal other than federal securities and applicable state blue sky laws.

REASONS FOR THE REINCORPORATION PROPOSAL

     Enesco was founded in 1931 in the Commonwealth of Massachusetts as Stanley Home Products, later known as Stanhome Inc. It was considered convenient that the state of incorporation would mirror the company's physical presence. However, since Enesco's principal offices were re-located to Illinois from Massachusetts in 1998, Enesco has had no significant connection to the Commonwealth of Massachusetts that would warrant maintaining Enesco's legal, as opposed to physical, presence in that state. Further, for many years Illinois has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised periodically to meet changing business needs. With more than twice the number of for profit corporations organized in Illinois than in Massachusetts, Illinois courts have been able to develop considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Illinois law and establishing public policies with respect to Illinois corporations, factors that the Board of Directors believes provide increased predictability with respect to corporate legal affairs, which assists the Board in managing Enesco more efficiently.

CERTAIN CHANGES IN ENESCO'S ARTICLES AND BY-LAWS TO BE MADE BY REINCORPORATION, AND MATERIAL DIFFERENCES BETWEEN MASSACHUSETTS AND ILLINOIS LAW

     The following discussion summarizes certain material differences between the Amended and Restated Articles of Organization and the by-laws of Enesco Massachusetts, on the one hand, and the proposed Articles of Incorporation and by-laws that will be utilized by Enesco Illinois on the other hand. Copies of the proposed Articles of Incorporation and by-laws of Enesco Illinois are attached as APPENDIX B and APPENDIX C, respectively, to this Proxy Statement and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. If the Reincorporation Proposal is approved and the merger is accomplished, the stockholders of Enesco will become stockholders of Enesco Illinois and will be subject to the Articles of Incorporation and by-laws of Enesco Illinois.

     The following discussion also summarizes certain of the principal differences between the Massachusetts Business Corporation Law ("MBCL") (which currently governs Enesco and the stockholders), and the Illinois Business Corporation Act ("IBCA") (pursuant to which Enesco Illinois will be formed and which will govern Enesco and its stockholders upon implementation of the Reincorporation Proposal), that may affect the interests of stockholders. This summary does not purport to be a complete statement of the differences between the MBCL and the IBCA and related laws affecting stockholders' rights, and this summary is qualified in its entirety by reference to the provisions of these laws. You are advised to consult with your own legal counsel regarding these matters.

     Takeover Provisions. The Restated Articles of Organization of Enesco Massachusetts prevent an "interested stockholder" (defined as an owner of 10% or more of Enesco's Common Stock) from entering into a business combination with Enesco that was not first approved by a vote of the holders of 80% of the shares of Common Stock entitled to vote. This provision does not apply if such business combination has been approved by a majority of the disinterested members of the Board of Directors.

     Illinois law prevents an "interested stockholder" (defined as an owner of 15% or more of the shares of stock of an Illinois corporation) from entering into a business combination with the corporation within three years after the date the interested stockholder acquired such stock, unless (a) prior to the date that the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or such acquisition of stock, (b) at the time the interested stockholder acquired such 15% interest, it acquired 85% or more of the outstanding stock of the corporation, excluding shares held by directors who are also officers and shares held under certain employee stock plans, or (c) the business combination is approved by the target company's board of directors and 66 2/3% of the outstanding shares voting at an annual or special meeting of stockholders, excluding shares held by the interested stockholder. Once a stockholder has been an interested stockholder for three years, Illinois law requires that any business combination with that stockholder be approved by a stockholder vote of 80% of the outstanding shares, plus a simple majority of the shares held by disinterested stockholders, unless (i) the business combination was first approved by two-thirds of the disinterested directors or (ii) the fair price and procedure requirements of Illinois law are met. All of these provisions apply automatically except in the case of corporations with less than 2,000 stockholders of record and without voting stock listed on a national exchange or authorized for quotation with a registered national securities association. Additional exceptions allow Illinois corporations, in certain instances, to adopt charter or by-law provisions that elect not to be governed by these provisions. The

Articles of Incorporation and by-laws of Enesco Illinois will not contain a provision electing not to be governed by these provisions.

     Accordingly, Enesco will continue to be subject to provisions that will significantly limit hostile takeovers. However, among the changes that will occur as a result of the reincorporation, the threshold for who is an "interested stockholder" will increase from 10% to 15%.

     Vote Required for Routine Stockholder Action. Routine actions of the stockholders of Enesco Massachusetts require the affirmative vote of the holders of a majority of shares represented in person or by proxy at a meeting where a quorum (a majority of outstanding shares) is present. Similarly, under the IBCA and Enesco Illinois' by-laws, routine action by the stockholders of Enesco Illinois will also require the affirmative vote of a majority of the shares represented in person or by proxy at a meeting where a quorum (a majority of votes of shares entitled to vote on a matter) is present. While the IBCA permits the establishment of supermajority requirements mandating a higher percentage vote for stockholder action, the Articles of Incorporation and by-laws of Enesco Illinois will not contain such a provision. As a result, the voting requirements for routine matters will be effectively the same after the reincorporation as they currently are for Enesco Massachusetts.

     Vote Required for Extraordinary Events. Under both Illinois and Massachusetts law, the affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote is required in order to approve mergers, consolidations, mandatory share exchanges, sales of substantially all assets and certain amendments to a corporation's articles, unless the articles supersede that requirement by specifying a smaller or larger vote requirement. Enesco Massachusetts's Articles of Organization specify a simple majority vote requirement for such transactions. Accordingly, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote will be required to approve the Reincorporation Proposal. Enesco Illinois' Articles of Incorporation will also specify a simple majority vote requirement for approval of such acts.

     Stockholder Action by Written Consent. The MBCL permits stockholder action by written consent of stockholders without holding a meeting, but only if all stockholders consent. The IBCA permits stockholder action by written consent of stockholders without a meeting if stockholders holding the necessary percentage required for approval consent, unless the articles of incorporation of a corporation provide otherwise. The Board believes that it is important for all stockholders to have notice of, and opportunity to participate in, stockholder votes, and therefore the Articles of Incorporation of Enesco Illinois will provide that written consents of stockholders without a meeting may not be used.

     Cumulative Voting in Election of Directors. Cumulative voting gives stockholders the right to cast as many votes as are equal to the number of directors to be elected times the number of shares held, which votes may be allocated among the candidates or voted for one candidate, as the holder desires. As a result, stockholders holding a significant percentage of the outstanding shares entitled to vote in the election of directors may be able to assure the election of one or more directors. The impact of cumulative voting is diminished when a corporation has a classified board, as Enesco Massachusetts does and as Enesco Illinois will, because stockholders with fewer directors to elect at each annual meeting, have fewer votes to accumulate in favor of individual directors. Without cumulative voting, holders of a substantial number of the shares of Common Stock may not have enough voting power to elect any directors. Under Massachusetts law, stockholders of a corporation do not have cumulative voting rights. Under Illinois law, stockholders of a corporation automatically have cumulative voting rights unless the corporation declines or affirmatively "opts out" of cumulative voting rights in its articles of incorporation. Consistent with the current rights of stockholders of Enesco Massachusetts, Enesco Illinois will "opt out" of cumulative voting rights in its Articles of Incorporation (see APPENDIX B to this Proxy Statement). Thus, the effect of reincorporation would be that stockholders of the surviving corporation (Enesco Illinois) would not possess cumulative voting rights with respect to the election of directors, just as the stockholders of Enesco Massachusetts do not currently possess cumulative voting rights in the election of directors.

     Annual Meetings. Currently the by-laws of Enesco require that the annual meeting of Enesco's stockholders be held each year on the fourth Thursday of April. Enesco believes that providing additional flexibility in scheduling the annual meeting would be beneficial and, accordingly, will provide in the by-laws of Enesco Illinois that the annual meeting of stockholders will be held each year on such date and at such time as the Board of Directors will specify by resolution.

     Preferred Stock. Enesco Massachusetts currently has no preferred stock. Massachusetts law permits the board of directors of a corporation, if authorized by the by-laws, to issue shares of any class of stock authorized for issuance under the corporation's articles of organization. The by-laws of Enesco Massachusetts do not grant this authority to the Board. Under Illinois law, a corporation may have one or more authorized classes of preferred stock, the rights of which may be established by the board without stockholder approval. The Articles of Incorporation of Enesco Illinois will not authorize shares of preferred stock. Thus, there will be no change in the ability of the Board to issue shares of preferred stock as a result of the reincorporation.

     Preemptive Rights. Under the MBCL, stockholders of a corporation do not have preemptive rights to subscribe for additional shares of stock unless specifically granted by the articles of organization or by a by-law adopted by and subject to amendment by the stockholders. Enesco Massachusetts has not adopted any such provision. Similarly, under Illinois law stockholders do not have preemptive rights, except to the extent provided in the articles of incorporation. The Articles of Incorporation of Enesco Illinois will not grant preemptive rights to stockholders. Thus, the Reincorporation Proposal will not alter the stockholders' current rights with respect to preemptive rights.

     Call of Special Meetings. Under the by-laws of Enesco Massachusetts, special meetings of stockholders may be called by the President, by the Board of Directors, or in any other manner provided by law, provided, however, that if a special meeting is requested by one or more stockholders, the holders of at least 90% in interest of the capital stock entitled to vote at the meeting must submit written application therefor.

     Under the IBCA, special meetings of the stockholders of Enesco Illinois may be called by the President, the Board of Directors, or by the holders of not less than 20% of the outstanding shares entitled to vote on the matter for which the meeting is called or by such other officers or persons as may be provided in the Articles of Incorporation or the by-laws. The Articles of Incorporation and by-laws will not impose any additional restrictions on the stockholders' ability to call a special meeting of stockholders. Thus, because of the lower percentage of stockholder approval required, it will be easier for stockholders of Enesco Illinois to call a special meeting of stockholders than has previously been the case for stockholders of Enesco Massachusetts.

     Personal Liability of Directors. Massachusetts law permits a corporation to include in its articles of organization a provision that limits or eliminates the personal liability of directors to the corporation for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions. Illinois law also permits a corporation to include in its articles of incorporation a provision that limits or eliminates the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions.

     Enesco Massachusetts currently has a provision limiting director liability in its Articles of Organization and, if the reincorporation is accomplished, Enesco Illinois will have a similar provision in its Articles of

Incorporation. The Board believes that such a provision aids directors in making corporate decisions based on the merits, free from any desire to avoid the risk of personal liability. This provision will have no effect upon any liability that a director may have to stockholders under federal securities laws or upon the availability to stockholders of equitable remedies.

     Removal of Directors. As permitted by Massachusetts law, the Articles of Organization of Enesco Massachusetts provide that directors may only be removed for cause. Under Massachusetts law, the removal of a director may be accomplished by the vote of a majority of the shares entitled to vote in the election of directors or by a vote of a majority of the directors then in office.

     Under Illinois law, directors may be removed, with or without cause, by the vote of the holders of a majority of outstanding shares entitled to vote, unless, in the case of a corporation whose board is classified, the articles of incorporation provide that directors may be removed only for cause. The Articles of Incorporation of Enesco Illinois will provide for a classified board and will restrict the removal of directors to removal only for cause. As a result, while directors will continue to be removable only for cause, if the Reincorporation Proposal is approved, only the stockholders of Enesco, and not the directors, will be empowered to remove a director.

     Vacancies on Board of Directors. Currently, the Articles of Organization of Enesco Massachusetts provide that a vacancy on the Board that occurs as a result of an increase in the number of directors may only be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board may be filled by a majority of the directors then in office, even if less than a quorum.

     The Articles of Incorporation of Enesco Illinois will also provide that vacancies on the Board may only be filled by the directors. A director so appointed to fill a vacancy not resulting from an increase in the number of directors would serve until the next annual meeting at which his or her predecessor's term would have expired.

     Indemnification. Under both Illinois law and Massachusetts law a corporation may indemnify directors and officers who are or are threatened to be made parties to civil, criminal, administrative or investigative proceedings, by reason of the fact that such person was a director or officer of the corporation, against expenses, judgments, fines and amounts paid in settlement, if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to criminal proceedings, had no reasonable cause to believe that the conduct was unlawful. Both statutes provide that a corporation may purchase insurance on behalf of any director or officer against liability incurred by such person in such capacity whether or not the corporation would have power to indemnify such person against such liability under the statute. Under Illinois law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount, unless it will be ultimately determined that such person is entitled to be indemnified by the corporation pursuant to the statute. Under Massachusetts law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount (but without regard to the financial ability of such person actually to repay such amount) if it will ultimately be determined that such person is not entitled to be indemnified by the corporation pursuant to the statute. The by-laws of Enesco Illinois will provide for the indemnification of directors and officers in accordance with the foregoing statutory provisions. Under Illinois law, a corporation is required to notify its stockholders when indemnity has been paid or expenses advanced. There is no similar provision under Massachusetts law.

     Dissenters' Rights. Sections 76, 77, and 85 of the MBCL permit stockholders of a Massachusetts corporation to dissent and receive payment for their shares with respect to (i) the vote to consolidate or merge with another corporation or corporations under the provisions of Sections 78 ("Consolidation or Merger") or Section 79 ("Consolidation or Merger with Foreign Corporation") of the MBCL; (ii) the vote to sell, lease, or exchange all or substantially all of its property and assets, or (iii) the adoption of any amendment to its articles of organization that adversely affects the rights of such stockholders because it (a) alters or abolishes any preferential right of their stock having preferences, (b) creates, alters, or abolishes any right in respect of redemption of their stock, (c) alters or abolishes any preemptive right in respect of their stock, (d) creates or alters (other than to abolish) any restriction on transfer applicable to their stock, or (e) excludes or limits their rights as stockholders to vote on a matter except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class.

     To obtain such rights, the stockholders are required to follow certain procedural steps (which are described under the headings "EXPLANATION OF APPRAISAL RIGHTS" and "NOTICE OF APPRAISAL RIGHTS" below).

     The IBCA permits stockholders of an Illinois corporation to dissent and receive payment for their shares with respect to (i) the consummation of a plan of merger, consolidation, or share exchange that requires stockholder approval or involves the merger of that corporation into its parent corporation or into another subsidiary corporation of its parent corporation; (ii) the consummation of a sale, lease, or exchange of all or substantially all of the corporation's property and assets other than in the ordinary course of business; or (iii) an amendment to the corporation's articles of incorporation that materially and adversely affects a stockholder's rights because it alters or abolishes preferential or redemption rights. To obtain such rights, the stockholders are required to follow certain procedural steps and the corporation is required to provide certain financial information plus either a commitment to pay the estimated fair value of the dissenting shares or a direction to the dissenting stockholders to sell their shares into the public market, if such market is available.

     Accordingly, there will be no significant changes to the rights of dissenting stockholders as a result of the implementation of the Reincorporation Proposal.

     Dividends and Repurchases of Shares. Under Massachusetts law, directors of a corporation may be held personally liable if they vote to authorize any distribution, whether by dividend, repurchase or redemption of stock or otherwise, that is in violation of the corporation's articles of organization or that would render the corporation insolvent. Illinois law prohibits a corporation from making any distribution to its stockholders if as a result of such distribution the corporation would be insolvent or the net assets of the corporation would be less than zero or less than the maximum amount payable at the time of distribution to stockholders having preferential rights in liquidation if the corporation were then to be liquidated. No significant change to these restrictions on Enesco will occur as a result of the reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The following summary discussion of certain of the federal income tax consequences of the Reincorporation Proposal does not address all of the tax consequences of the Reincorporation Proposal. This discussion is not intended to apply to stockholders other than individual United States citizens, to dealers in securities, or to stockholders who acquired their shares upon the exercise of stock options. This discussion does not address the tax consequences to holders of options or warrants to acquire Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION PRO-

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

POSAL, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Although the Company has not received an opinion of legal counsel with respect to the tax effects of the Reincorporation Proposal, Enesco believes that, for federal income tax purposes, the merger under the Reincorporation Proposal, if implemented, will constitute a reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that no gain or loss will be recognized by stockholders (other than those stockholders who exercise their dissenter and appraisal rights) on the automatic conversion of their shares of Common Stock of Enesco Massachusetts into shares of Common Stock of Enesco Illinois as a result of the reincorporation. Stockholders (other than dissenting stockholders) will have a basis in their Common Stock of Enesco Illinois equal to their basis in the Common Stock of Enesco Massachusetts immediately prior to the effective date of the merger. A stockholder's holding period with respect to the shares of Common Stock of Enesco Illinois will include the period during which such stockholder held the corresponding shares of Common Stock of Enesco Massachusetts, provided such shares were held by such stockholder as a capital asset on the effective date of the merger. Enesco also believes that neither Enesco Massachusetts nor Enesco Illinois will recognize any gain or loss as a result of the merger under the Reincorporation Proposal, if implemented, and that Enesco Illinois generally will succeed to the tax attributes of Enesco Massachusetts, as specified in Section 381(c) of the Code.

     The receipt of cash in exchange for their shares by objecting stockholders will be a taxable event to such stockholders. Each stockholder is advised to consult his, her or its own attorney or tax advisor as to the federal, state or local tax consequences of the proposed reincorporation in view of their respective individual circumstances.

     Enesco has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reincorporation Proposal under the Code.

     The state, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

FEDERAL SECURITIES LAW CONSEQUENCES

     The issuance by Enesco Illinois of shares to stockholders of Enesco Massachusetts pursuant to the Reincorporation Proposal, if implemented, will constitute an exchange offer under the federal Securities Act of 1933, as amended (the "Securities Act"). Nevertheless, the shares of Common Stock to be issued by Enesco Illinois in exchange for the shares of Common Stock of Enesco Massachusetts will be exempt from registration under the Securities Act. Pursuant to Rule 145 promulgated under the Securities Act, shares issued under a statutory merger are subject to registration under the Securities Act unless the sole purpose of the transaction is to change an issuer's domicile within the United States. Since the sole purpose of the issuance and exchange is to implement the Reincorporation Proposal, the exchange and issuance will be exempt from registration under Rule 145. Shares of Common Stock of Enesco Illinois that will be issued in exchange for shares of Common Stock of Enesco Massachusetts that are currently restricted will remain restricted from transfer unless such shares are subsequently registered or an exemption from registration is available.

TERMINATION

     THE AGREEMENT AND PLAN OF MERGER PURSUANT TO THE REINCORPORATION PROPOSAL PROVIDES THAT ENESCO'S BOARD OF DIRECTORS MAY TERMINATE AND
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

CANCEL THE MERGER AT ANY TIME PRIOR TO THE EFFECTIVE DATE, EITHER BEFORE OR AFTER SUBMISSION OF THE MERGER TO A VOTE OF STOCKHOLDERS.

EFFECTIVE DATE OF THE MERGER

     It is presently anticipated that the date on which the merger will be consummated (the "Effective Date") will be on or about June 30, 2003; however, the actual date may be earlier or later than that date, as circumstances dictate. In any event, the Board has reserved the right to abandon the merger prior to the Effective Date of the merger. See "Termination" immediately above.

AGREEMENT AND PLAN OF MERGER AND CORPORATE GOVERNING DOCUMENTS ARE ATTACHED AS APPENDICES

     All stockholders are urged to read the form of the Agreement and Plan of Merger and the proposed Articles of Incorporation and by-laws of Enesco Illinois, the text of which documents is attached as APPENDICES A, B, AND C, respectively, to this Proxy Statement.

VOTE REQUIRED

     Adoption of the Reincorporation Proposal requires the consent of a majority of the total number of outstanding voting shares. Consent to the Reincorporation Proposal by the stockholders will constitute approval of the Agreement and Plan of Merger by the stockholders as well as the new Articles of Incorporation and by-laws of Enesco Illinois.

     THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORPORATION PROPOSAL IS IN THE BEST INTEREST OF THE STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE REINCORPORATION PROPOSAL.

EXPLANATION OF APPRAISAL RIGHTS

     If the Reincorporation Proposal is approved by the stockholders and consummated by Enesco, Enesco will, within ten days after the date on which the merger becomes effective, notify each stockholder who chooses to exercise the appraisal rights provided under the applicable provisions of the MBCL (see section below captioned "NOTICE REGARDING APPRAISAL RIGHTS"), that the Reincorporation Proposal approved at the Annual Meeting of Stockholders of Enesco has become effective. The notice will be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of Enesco. Massachusetts law requires that stockholders who intend to assert appraisal rights not vote in favor of the Reincorporation Proposal. A stockholder who does not vote on the Reincorporation Proposal, but otherwise complies with the statute will not be construed to have waived their appraisal right. A vote against the Reincorporation Proposal, however, will not constitute the filing of notice of objection to the merger required to be given by Massachusetts law to the corporation prior to the taking of the vote.

     If within twenty (20) days after the date of mailing of the notice described below in the section captioned "NOTICE REGARDING APPRAISAL RIGHTS" any stockholder to whom Enesco was required to give such notice will demand in writing from Enesco payment for such stockholder's stock, Enesco will pay to such stockholder the fair value of such stockholder's stock within thirty (30) days after the expiration of the period during which such demand may be made. As the Common Stock is publicly traded, Enesco intends to determine the fair value of the Common Stock based upon its closing price on the New York Stock Exchange on the date on which shares of the Common Stock are tendered for payment. All shares of Common Stock so tendered will have the status of treasury stock.

     If the dissenting stockholder does not agree with Enesco's valuation of the Common Stock, the dissenting stockholder may, within four months after the thirty (30) day period, demand a determination of the value of the stock of all dissenting stockholders by filing legal action in the Superior Court of Suffolk County, Massachusetts, the county where Enesco has its principal office in Massachusetts. After a hearing the court will enter a decree fixing the fair value of the stock. The costs of such legal action, excluding attorneys' fees, may be awarded to either party in the court's discretion. The court may also award interest on the award from the date of the approval of the Reincorporation Proposal.

     Any stockholder who has demanded payment for such stockholder's stock as provided herein will not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and will not be entitled to the payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date that is prior to the date of the vote approving the Reincorporation Proposal) unless (a) such stockholder and Enesco fail to agree on the value of the Common Stock pursuant to Section 90 of the MBCL and either (i) fail to institute litigation to require the Superior Court to determine the value, or (ii) institute litigation to require the Superior Court to determine the value, but such litigation is dismissed, or (b) such stockholder and Enesco agree to permit the stockholder to withdraw his objections.

NOTICE REGARDING APPRAISAL RIGHTS

     IF THE REINCORPORATION PROPOSAL IS APPROVED BY THE STOCKHOLDERS AT THE MEETING AND THEREAFTER CONSUMMATED BY ENESCO, ANY STOCKHOLDER (1) WHO FILES WITH ENESCO BEFORE THE TAKING OF THE VOTE ON THE APPROVAL OF SUCH ACTION, WRITTEN OBJECTION TO THE PROPOSED ACTION STATING THAT SUCH STOCKHOLDER INTENDS TO DEMAND PAYMENT FOR SUCH STOCKHOLDER'S SHARES IF THE ACTION IS TAKEN AND (2) WHOSE SHARES ARE NOT VOTED IN FAVOR OF SUCH ACTION HAS OR MAY HAVE THE RIGHT TO DEMAND IN WRITING FROM ENESCO, WITHIN TWENTY (20) DAYS AFTER THE DATE OF MAILING TO SUCH STOCKHOLDER OF NOTICE IN WRITING THAT THE CORPORATE ACTION HAS BECOME EFFECTIVE, PAYMENT FOR SUCH STOCKHOLDER'S SHARES AND AN APPRAISAL OF THE VALUE THEREOF. ENESCO AND ANY SUCH STOCKHOLDER WILL IN SUCH CASES HAVE THE RIGHTS AND DUTIES AND WILL FOLLOW THE PROCEDURE SET FORTH IN SECTIONS 88 TO 98, INCLUSIVE, OF CHAPTER 156E OF THE GENERAL LAWS OF MASSACHUSETTS, THE TEXT OF WHICH IS ATTACHED HERETO AS APPENDIX D.

                                  PROPOSAL 3:
                TO AMEND THE 1996 STOCK OPTION PLAN (THE "PLAN")
              TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT
       AND TO CHANGE THE VESTING SCHEDULE FOR OPTIONS GRANTED THEREUNDER.

PURPOSE OF PROPOSAL

     On January 24, 1996, the Board of Directors of Enesco adopted, and on April 25, 1996, Enesco's stockholders approved, the 1996 Stock Option Plan (the "Plan") as part of a continuing effort to encourage key management employees of Enesco and its subsidiaries and the non-employee directors of Enesco to acquire a proprietary interest in Enesco through ownership of Enesco common stock, to continue in their service with Enesco and to help attract other qualified persons to become employees and directors. In furtherance of those purposes, on December 4, 2002, the Board of Directors adopted an amendment (the "Amendment") to the Plan, that, subject to stockholder approval: (i) increases the number of shares available for option grants ("Options") under the Plan from 1,500,000 to 3,000,000; and, (ii) provides for vesting of Options over four years, at the rate of 25% of the Options per year, without the restrictions on the exercise of vested Options that are currently set forth in the Plan.

     At the present time, the Board believes that the number of shares of Enesco common stock (the "Shares") that remain available for grant under the Plan is not sufficient to continue to make awards at levels consistent with Enesco's efforts to attract, retain and motivate key employees. As of March 1, 2003, of the 1,500,000 Shares previously authorized for Option grants under the Plan,
only        Shares remained available for future grants. In addition, the Board has determined that the Plan provisions governing exercise of the Options should be revised to reflect current practice among the substantial majority of publicly held companies. Currently, the Plan provides that Options will fully vest after six months, but are then exercisable for 50% of the Shares subject to the Option only if the Fair Market Value (as hereinafter defined) of Enesco's common stock is at or above 125% of the exercise price of the Option on each of at least ten consecutive trading days, and then, as to the remaining 50% of the Shares subject to the Option, only if at anytime at or after the initial 50% becomes exercisable, if ever, the Fair Market Value of Enesco's common stock is at or above 150% of the exercise price of the Option on each of at least ten consecutive trading days. Under the Amendment, the Plan would be amended to provide that Options would vest equally over four years, with 25% of the Shares subject to the Option vesting on each of the first four anniversary dates of the date of grant of the Option, with the Options being thereafter exercisable by the optionee regardless of the Fair Market Value of Enesco's common stock. The Amendment will only apply to new Options, with the result that previously granted Options will continue to be governed by the current Plan provisions on exercisability.

     The Board of Directors believes that providing key management employees and non-employee directors with a proprietary interest in the growth and performance of Enesco that more closely mirrors common practices both among competitors and among corporations generally, is crucial to providing an effective incentive to individual performance while at the same time enhancing stockholder value.

     The Board of Directors has directed that the Amendment be submitted to Enesco's stockholders for their consideration and approval. Approval of the Amendment requires the affirmative vote of a majority of the shares of common stock of Enesco which are present in person or represented by proxy at the Meeting.

ADMINISTRATION OF THE PLAN

     The Plan is administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors which consists of not less than three qualified non-employee directors of Enesco, who are appointed by the Board. Subject to the provisions of the Plan and approval of the Board, the Committee is authorized to grant Options, to interpret the Plan and such Options, to prescribe, amend and rescind the rules and regulations relating to the Plan and the Options and to make other necessary or advisable determinations. The Committee has responsibility for identifying those key management employees (including officers and directors if they are employees) of Enesco and its subsidiaries who are eligible to receive Options under the Plan. Non-employee directors of Enesco are eligible to receive Options for 1,500 Shares annually. The present members of the Committee are Donna Brooks Lucas (Chairperson), George R. Ditomassi, Judith R. Haberkorn, and Thane A. Pressman. Committee members serve in such capacity for terms of one year and until their successors are elected and qualified.

TERMS OF THE PLAN

     Eligibility. The Plan provides that key management employees of Enesco and its subsidiaries who are selected by the Committee are eligible to receive Options for up to a maximum of 300,000 Shares. Non-employee directors of Enesco are eligible, on an annual basis, to receive Options for 1,500 Shares pursuant to the provisions of the Plan. Subject to the limitations of the Plan, the Committee, in its sole discretion, selects the management employees to be granted Options, the time or times when Options will be granted, the type of

Option to be granted (i.e. non-qualified stock options or incentive stock options) and the number of Shares to be covered by each Option.

     Shares Issuable under the Plan. If the Amendment is approved, a total of 1,500,000 additional Shares will be authorized to be issued under the Plan. As
of March 1, 2003, a total of        Shares were available for option grants
under the Plan and        Shares were subject to outstanding options. On March
1, 2003, the closing transaction price of a share of Enesco's common stock, as
reported in the New York Stock Exchange Composite Transactions, was $       .

     Duration of Options. Non-qualified stock options granted under the Plan have the duration that is determined by the Committee at the time of grant, except that Options granted to non-employee directors of Enesco have fixed ten-year terms. Incentive stock options granted under the Plan may have a duration of up to ten years or, in certain limited circumstances, up to five years.

     Exercise of Options. All Options granted under the Plan are exercisable by the optionee or his or her guardian or legal representative(s) in accordance with the terms and conditions of the Plan and such other terms and conditions as the Committee may deem necessary or advisable. The terms and conditions with respect to each Option are set forth in the certificate evidencing such Option which is delivered to the optionee at the time of grant. Currently, Options granted under the Plan are not exercisable during the first six months of their term and, thereafter, become exercisable: (i) as to 50% of the Shares subject to the Options if the Fair Market Value (as defined below) of Enesco's common stock is at or above 125% of the option exercise price on each of at least ten consecutive trading days; (ii) as to the remaining 50% of the Shares subject to the Options if, at anytime at or after the initial 50% of such Shares becomes exercisable under the Option, the Fair Market Value of Enesco's common stock is at or above 150% of the option exercise price on each of at least ten consecutive trading days; or (iii) after the eighth anniversary of the date the Options are granted. All previously issued Options will continue to be subject to the foregoing provisions on exercisability notwithstanding adoption of the Amendment.

     All Options are non-transferable and non-assignable, except: by will; under the laws of descent and distribution; pursuant to beneficiary designation procedures approved by the Committee; as otherwise permitted under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from time to time, and allowed by the Committee; or, pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended (the "Code").

     As used in the Plan, the term "Fair Market Value" means the closing transaction price of a share of Enesco's common stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined, or, if the common stock is not then listed on the New York Stock Exchange, the closing transaction price per share of common stock on the principal national stock exchange on which the common stock is traded on the date as of which such value is being determined; or, if there are no reported transactions for such date, on the next preceding date for which a transaction was reported; provided, however, that if the Fair Market Value for any date cannot be so determined, the Fair Market Value is to be determined by the Committee by whatever means or methods the Committee, in the good faith exercise of its sole discretion, deems appropriate.

     Termination of Employment or Service. During the option term, Options may be exercised only by the optionee while employed or serving as a non-employee director, except that following termination of employment or service as a non-employee director, Options may be exercised by the optionee or his or her guardian or legal representative(s) to the same extent that such Options could have been exercised preceding the optionee's termination for a period of three years after termination (other than incentive stock options which must be exercised within three months), where the termination was for other than "substantial cause", as defined in the Plan, or as a result of a voluntary resignation or retirement before reaching age 55. Where the cause of termination was a voluntary resignation or retirement before reaching age 55, the Options are exercisable for a period of three months following such event. In the case of a termination for substantial cause, Options are immediately forfeited and cancelled. In addition, any Options which were granted within the last six months prior to an optionee's termination, regardless of cause, are forfeited and cancelled.

     Option Price; Payment. The price at which an Option may be exercised (the "Option Price") may not be less than the greater of either the Fair Market Value of Enesco's common stock on the date the Option is granted or the par value of the Shares. In addition, if the Option is an incentive stock option, and is granted to an individual who, at the time the incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of Enesco or subsidiary, the Option Price may not be less than 110% of the Fair Market Value. Regardless of the form of Option, the Option Price must be paid in full upon exercise of an Option, but may be paid in whole or in part in cash or whole shares of Enesco's common stock, which shares, however, must have been held by the optionee for at least a six month period.

     Adjustments under the Plan. The Plan provides that in the event of a stock dividend, split-up or combination of shares, recapitalization, reclassification or merger in which Enesco is the surviving corporation or other similar capital or corporate structure changes, the Board may adjust the number and kind of shares of stock subject to the Plan and to any Option granted or to be granted under the Plan as well as the Option Price and any other relevant provisions.

     In the event of a consolidation or merger in which Enesco is not the surviving corporation, or a complete liquidation of Enesco, each outstanding Option held by an optionee who is an "insider" (as defined in the Plan) other than a non-employee director, will become immediately exercisable, and each outstanding option held by an optionee who is not an insider or who is a non-employee director will terminate, provided that: (i) with respect to Options held by non-employee directors, within ten days of the effective date of any such consolidation or merger, Enesco is required to pay to each non-employee director optionee an amount in cash equal to the difference between the Option Price for each such Option and the per share value of the consideration received in the transaction by each holder of Enesco's common stock, multiplied by the number of common shares subject to the Option; and, (ii) with respect to Options held by persons who are not "insiders" and who are not non-employee directors, Enesco, within twenty days of the effective date of any such consolidation or merger of Enesco, will: (a) make such Options immediately exercisable, (b) arrange for the surviving corporation to grant replacement options, or (c) pay in cash the difference between the Option Price for the unexercised Options and the per share value of the consideration received in the transaction by each holder of Enesco's common stock, multiplied by the number of Shares subject to Option.

     Amendments to the Plan. To the extent permitted by law, and subject to the limitations contained in the Plan, the Board may suspend, terminate, revise or amend the Plan, provided that the Board may not, without appropriate approval of the stockholders, increase the maximum number of Shares subject to the Plan (except as such number may be adjusted pursuant to the provisions of the Plan), change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted or otherwise change the provisions of the Plan except as permitted under applicable laws, rules or regulations.

     Termination of the Plan. The Plan (but not Options previously granted under the Plan) will terminate on January 23, 2006 or upon its earlier suspension or termination under the provisions of the Plan or on such earlier date as of which all the Shares subject to Options authorized to be granted thereunder have been acquired by exercise of such Options.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a brief summary of certain of the federal income tax consequences to Option recipients and to Enesco as a result of the grant and exercise of Options under the Plan, as modified by the Amendment. This summary is based on statutory provisions, treasury regulations thereunder, judicial decisions and Internal Revenue Service rulings in effect on the date hereof. The summary does not discuss any potential foreign, state or local tax consequences and is not intended as specific tax advice to any Option holder.

     Non-Qualified Stock Options. Option holders will not realize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income (subject to withholding by Enesco or a subsidiary) in an amount equal to the excess of (i) the amount of cash and the Fair Market Value of the Shares received, over (ii) the exercise price paid therefor. An Option holder will generally have a tax basis in any Shares received pursuant to the exercise of a non-qualified stock option that equals the Fair Market Value of such Shares on the date of exercise. Subject to the discussion under "Tax Code Limitations on Deductibility," Enesco (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an Option holder under the foregoing rules.

     Incentive Stock Options. Persons eligible to receive an incentive stock option will not have taxable income upon the grant or exercise of such an Option. Upon exercise of an incentive stock option, the excess of the Fair Market Value of the Shares received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause such option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the Option holder's regular tax liability in a later year to the extent the Option holder's regular tax liability is in excess of an alternative minimum tax for that year. Upon the disposition of Shares acquired upon exercise of an incentive stock option that have been held for the requisite holding period (two years from the date of grant and one year from the date of exercise of the incentive stock option) an Option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Option holder for the Shares. However, if an option holder disposes of Shares that have not been held for the requisite holding period (a "Disqualifying Disposition"), the Option holder will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the Fair Market Value of the Shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of a arms-length Disqualifying Disposition to an unrelated party) exceeds the exercise price paid by the Option holder for such Shares. An Option holder would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the Fair Market Value of the Shares on the exercise date.

     Enesco and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless a Option holder makes a Disqualifying Disposition of the Shares. If an Option holder makes a Disqualifying Disposition, Enesco (or a subsidiary) will then, subject to discussion below under "-- Tax Code Limitations on Deductibility" be entitled to a tax deduction that corresponds as to timing and amount with a compensation income recognized by an option holder under the rules described in the preceding paragraph.

     Payment of Option Price in Shares. Under current rulings, if an Option holder transfers previously held shares of Enesco's stock (other than common shares acquired by exercise of an incentive stock option that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although an option holder would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above). Moreover, that number of Shares received upon exercise of an Option which equals the number of previously held shares surrendered in satisfaction of the Option Price of the non-qualified stock option or incentive stock option will have a tax basis that equals, and a holding period that includes, the tax basis and the holding period of the previously held shares surrendered in payment of the Option Price of the non-qualified stock option or incentive stock option. Any additional Shares received upon exercise of an Option will have a tax basis that equals the amount of cash (if any) paid by the Option holder, plus the amount of compensation income recognized by the Option holder under the rules described above.

     Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by Enesco (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of Enesco (or a subsidiary) to obtain a deduction for future payments under the Plan could also in some circumstances be limited by the golden parachute payment rules of
Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of Enesco (or a subsidiary) to obtain a deduction for amounts paid under the Plan could be limited by Section 162(m) of the Code, which limits to $1,000,000 per officer the deductibility for federal income tax purposes of most compensation paid during a taxable year of Enesco to certain executive officers of Enesco. However, an exception to this limitation applies in the case of certain performance-based compensation. The Plan is intended to satisfy the requirements for this exception.

BENEFITS UNDER THE PLAN

     The Option grants, if any, that will be made to eligible persons under the Plan, other than non-employee directors, are subject to the discretion of the Committee and, therefore, are not determinable at this time. The following table sets forth, for the named executive officers and for other executive officers as a group, all stock options received prior to March 1, 2003 under the Plan.

                                                         NO. OF SHARES UNDERLYING OPTION(S)
NAME AND PRINCIPAL POSITION                             RECEIVED UNDER 1996 STOCK OPTION PLAN
---------------------------                             -------------------------------------
D. DalleMolle........................................                  100,000
President and Chief Executive Officer
E. Freedman..........................................                  167,600
Founding Chairman
J.S. Smith...........................................                   20,000
Senior Vice President, Operations
J.V. Goldberg,.......................................                   41,240
Senior Vice President,
Human Resources and Administration
J.W. Lemajeur........................................                   28,060
Treasurer and
Vice President of Finance
All Other Executive Officers
  as a Group (4 persons).............................                   84,728
                                                                       -------
          Total......................................                  441,628
                                                                       =======

VOTE NECESSARY TO APPROVE AMENDMENT

     The affirmative vote of the holders of a majority of the shares of Enesco's common stock voted on this matter at the Meeting, a quorum being present, will be required to approve the Amendment. Abstentions will count as a vote against the proposal, but broker non-votes will have no effect. Stockholder approval for the Amendment is needed in order to permit a full federal income tax deduction to Enesco for certain "performance-based" awards and to comply with the listing rules of the New York Stock Exchange. If the Amendment is not approved by the Stockholders at the Meeting, the Plan will continue to read in the form currently in effect, without the changes incorporated in the Amendment.

     THE BOARD OF DIRECTORS OF ENESCO RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2002, 2001 and 2000, the compensation of the Chief Executive Officer, and the four other most highly compensated executive officers in office at the end of 2002. [2002 BONUS PAYMENTS STILL BEING CALCULATED]

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                ANNUAL COMPENSATION(1)            AWARDS(2)
                                        --------------------------------------   ------------
                                                                  OTHER ANNUAL    SECURITIES     ALL OTHER
                                                                  COMPENSATION    UNDERLYING    COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)(3)   BONUS($)      ($)(4)      OPTIONS (#)        ($)
  ---------------------------    ----   ------------   --------   ------------   ------------   ------------
D. DalleMolle,(5)..............  2002    $  500,308    $            $    --        100,000              --
  President and Chief            2001       350,769     312,000          --        300,000        $140,000
  Executive Officer              2000            --          --          --             --              --
E. Freedman,...................  2002       501,923          --          --         20,000              --
  Founding Chairman              2001       615,385          --          --             --              --
                                 2000     1,000,000          --      84,320         40,000              --
J.S. Smith,(6).................  2002       234,519                      --         20,000
  Senior Vice President,         2001       151,400      80,000          --         50,000          83,996
  Operations                     2000            --          --          --             --              --
J.V. Goldberg,.................  2002       241,815                      --         20,000              --
  Senior Vice President,         2001       225,462          --          --         25,000              --
  Human Resources and            2000       199,692      20,000          --         11,000              --
  Administration
J.W. Lemajeur,(7)..............  2002       207,308                      --         20,000              --
  Treasurer and                  2001       179,711          --          --         13,500              --
  Chief Financial Officer        2000       156,058          --          --          9,000              --

---------------
(1) Annual compensation includes bonus compensation for the year, whether paid in the year indicated or in the succeeding year. Annual compensation also includes amounts deferred under Enesco's retirement plans. Compensation information for 2000 for Messrs. DalleMolle and Smith is not provided because they were not employed at Enesco during that year.
(2) All Long-Term Compensation Awards to the Named Executive Officers during the three-year period were made in the form of non-qualified stock options granted under Enesco's 1991 and/or 1996 Stock Option Plans. No stock appreciation rights ("SARs") were awarded either singly or in tandem with the granted options.
(3) In 2002, Enesco changed from a bi-weekly to semi-monthly payroll, causing each employee to receive six (6) additional days pay and an adjustment for a 24 versus 26 pay-period calculation.
(4) All Other Compensation for Mr. Freedman in 2000 consisted of the following items on an accrual basis: $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $50,400 matching and guaranteed money purchase contributions under the Supplemental Retirement Plan and $500 PAYSOP contribution. Enesco also provided Mr. Freedman with the use of a leased company car valued at approximately $23,820.

(5) Mr. DalleMolle commenced his employment at Enesco on March 28, 2001. Under the terms of his employment agreement, in addition to his base salary, he was paid a guaranteed bonus of $312,000 for 2001 and a signing bonus of $140,000.
(6) Mr. Smith commenced his employment at Enesco on June 5, 2001. In addition to his base salary, he was paid a guaranteed bonus of $80,000 for 2001. All Other Compensation for 2001 is comprised of a $35,000 starting bonus and relocation expense reimbursement of $48,996.
(7) As of January 6, 2003, Mr. Lemajeur became Vice President of Finance, Strategic Planning, Merger and Acquisitions and continues in the Treasurer position. Thomas Bradley joined Enesco as Chief Financial Officer on January 6, 2003.

     The following table contains information concerning individual grants of stock options made to each of the Named Executive Officers during 2002:

                             OPTION GRANTS IN 2002

                                                                                                      GRANT DATE
                                                            INDIVIDUAL GRANTS(1)                        VALUE
                                           -------------------------------------------------------    ----------
                                           NUMBER OF     % OF TOTAL
                                           SECURITIES     OPTIONS
                                           UNDERLYING    GRANTED TO    EXERCISE
                                            OPTIONS      EMPLOYEES     OR BASE                        GRANT DATE
                                            GRANTED      IN FISCAL      PRICE                          PRESENT
NAME                                         (#)(2)         YEAR        ($/SH)     EXPIRATION DATE    VALUE $(3)
----                                       ----------    ----------    --------    ---------------    ----------
D. DalleMolle..........................     100,000        23.47%       $7.05      April 25, 2012      554,400
E. Freedman............................      20,000         4.69%       $7.05      April 25, 2012      110,880
J.S. Smith.............................      20,000         4.69%       $7.05      April 25, 2012      110,880
J.V. Goldberg..........................      20,000         4.69%       $7.05      April 25, 2012      110,880
J.W. Lemajeur..........................      20,000         4.69%       $7.05      April 25, 2012      110,880

---------------
(1) The individual grants described were all made in the form of non-qualified stock options under Enesco's 1996 Stock Option Plan. No SARs were granted during 2002.
(2) All options granted under the 1996 Stock Option Plan have a ten-year term and become exercisable only (a) after six months from date of grant and upon Enesco's achievement of certain stock value performance criteria or (b) on the eighth anniversary of the date of grant, regardless of whether the stock value performance criteria have been achieved.
(3) Enesco used the Black-Scholes option pricing model to determine the present value of each option granted as of its date of grant. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and time of exercise were as follows: (i) volatility was calculated based on the daily change in the common stock price during the 250 trading days preceding the option grant date; (ii) risk-free rate of return was the yield as of the option grant date on U.S. Treasury bonds maturing in ten years; (iii) dividend yield was computed based on the then most recent four quarterly dividends paid on the common stock divided by the average of the highest and lowest closing prices for the common stock during the twelve-month period ending on the grant date; and (iv) time of exercise was the full term of the option granted. There were no adjustments made in the option pricing model for non-transferability or risk of forfeiture of the options granted.

     No stock options were exercised by any of the Named Executive Officers during 2002. The following table sets forth information concerning the value of unexercised stock options held by each of them as of the end of 2002:

                          2002 YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                       OPTIONS AT YEAR-END(#)             YEAR-END($)
                                                      -------------------------    -------------------------
NAME                                                  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                                  -------------------------    -------------------------
D. DalleMolle.....................................         150,000/250,000             $132,000/135,000
E. Freedman.......................................         156,400/140,600                75,735/15,566
J.S. Smith........................................           50,000/20,000                   74,000/600
J.V. Goldberg.....................................           27,935/45,565                46,046/29,934
J.W. Lemajeur.....................................           16,765/30,735                30,659/17,585

                           EQUITY COMPENSATION PLANS

     Enesco historically has three equity incentive plans under which our equity securities have been authorized for issuance to our employees or directors: (1) the 1991 Stock Option Plan; (2) the 1996 Stock Option Plan; and (3) the 1999 Non-Employee Director Stock Plan. The 1991 and 1996 Stock Option Plans have each been approved by our stockholders. The 1999 Non-Employee Director Stock Plan was not approved by stockholders, as it provides for automatic, annual grants from treasury shares to each non-employee director as part of their compensation for serving on Enesco's Board. An amendment to the 1996 Stock Option Plan is being presented to our stockholders for approval at this Annual Meeting. For details, please see the description of the Plan in Proposal 3 in this Proxy Statement. Our 1991 Stock Option Plan expired on January 23, 2001 and consequently, future option grants to employees and directors will be made from the 1996 Stock Option Plan.

     In addition, from time to time, Enesco has issued (a) warrants to purchase shares of our common stock to non-employees, such as licensors and (b) options to purchase shares of our common stock to newly hired employees as an additional incentive to accept employment with Enesco. These warrants and stock option grants to newly hired employees were approved by the Board of Directors, but were not approved by our stockholders. Only treasury shares may be issued upon the exercise of these warrants and stock options. Upon approval of the proposed amendment to 1996 Stock Option Plan, increasing the number of shares authorized for issuance thereunder, Enesco plans to discontinue the granting of stock options to new hired employees outside of the 1996 Stock Option Plan.

Summary Table

     The following table sets forth certain information as of December 31, 2002, with respect to compensation plans under which shares of Enesco common stock may be issued. As a result of the expiration of the 1991 Stock Option Plan, no further shares are available for issuance under that Plan.

                                                                       WEIGHTED-
                                                   NUMBER OF       AVERAGE EXERCISE         NUMBER OF
                                               SECURITIES TO BE        PRICE OF            SECURITIES
                                                  ISSUED UPON         OUTSTANDING      REMAINING AVAILABLE
                                                  EXERCISE OF          OPTIONS,        FOR FUTURE ISSUANCE
                                               OPTIONS, WARRANTS     WARRANTS AND         UNDER EQUITY
PLAN CATEGORY                                   AND RIGHTS (#)        RIGHTS ($)       COMPENSATION PLANS
-------------                                  -----------------   -----------------   -------------------
EQUITY COMPENSATION PLANS APPROVED BY OUR
  SHAREHOLDERS:
1996 Stock Option Plan.......................      1,342,019            $15.87               136,526
1991 Stock Option PlaN.......................        835,098             19.44                     0
EQUITY SECURITIES NOT APPROVED BY
ENESCO SHAREHOLDERS:
1999 Non-Employee Director Stock Plan........         74,625                --                25,375
Warrants to purchase our common stock........        200,000              4.38                    --
Options to purchase common stock.............        390,994              6.14                    --
                                                   ---------            ------               -------
TOTAL........................................      2,842,736            $14.74               161,901
                                                   =========            ======               =======

Employment Contracts and Change in Control Arrangements

     Mr. DalleMolle, President and Chief Executive Officer, has an employment agreement through March 31, 2003. Under the terms of the agreement, Mr. DalleMolle receives an annual base salary of $480,000. For 2002, Mr. DalleMolle received $500,308 as annual base salary (due to Enesco's change from a bi-weekly
to semi-monthly payroll) and a bonus payment of $          under the ROA
Incentive Bonus Plan. In 2002, Mr. DalleMolle's bonus was subject to the attainment of certain operating profit and return on asset targets, as determined and approved by the Board's Compensation and Stock Option Committee. In addition, Mr. DalleMolle receives certain executive officer fringe benefits, including use of a company car and medical insurance coverage. The employment agreement also contains confidentiality, non-compete and non-solicitation covenants.

     Enesco has separate change in control agreements or commitments with Messrs. DalleMolle, Freedman, Smith, Lemajeur and Ms. Goldberg under which each of these individuals is entitled to both (i) a severance benefit, payable upon or before termination for any reason (other than death, disability, retirement, termination for substantial cause or voluntary termination without good reason) occurring within two years following a change in control of Enesco, up to three (two in the case of each of Messrs. Smith and Lemajeur, and Ms. Goldberg) times the annual base salary rate plus bonus and (ii) certain fringe benefits for up to a three-year term. In accordance with their change in control agreements and severance agreements, Messrs. DalleMolle and Freedman also will be reimbursed for any excise tax and other taxes incurred as a result of such reimbursement. The types of events constituting a change in control under these agreements include those that require reporting under Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain other events specified in the change in control agreements.

     Any terminations of the remaining Named Executive Officers absent a change in control of Enesco will be governed by the employee severance policy of Enesco under which each of them may (subject to certain conditions) be entitled to a severance benefit of up to 26 weeks of base salary depending on designated criteria and to certain other continuing group medical, life and accidental death and dismemberment insurance coverage.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, Ms. Brooks Lucas, Ms. Haberkorn, Mr. Ditomassi and Mr. Pressman served on the Board's Compensation and Stock Option Committee. None of them were then an officer or employee of Enesco or any of its subsidiaries. No current member of the Committee is a former officer of Enesco or any of its subsidiaries, and none had any other relationship requiring disclosure.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Enesco records and other information, Enesco believes that all SEC filing requirements under Section 16(a) of the Exchange Act applicable to its Directors and executive officers with respect to the year ending December 31, 2002 were satisfied.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Enesco's executive compensation program is administered by the Compensation and Stock Option Committee of the Board. The Committee is comprised of non-employee Directors who approve or recommend to the Board salary and bonus amounts and other annual compensation and long-term compensation awards for the Executive Officers.

     Enesco's executive compensation program during 2002 consisted of three components: base salary and fringe benefits; incentive bonus opportunity; and option awards to purchase shares of common stock. The Committee's compensation policies regarding these components are designed to provide a compensation package which is targeted at the median level of total compensation for similarly situated executive officers in a comparator group of other U.S. companies of comparable size and geographic diversity. The comparator group used in establishing Enesco's compensation levels is composed of companies that participate in the "Watson Wyatt Executive Compensation Survey," a well established and nationally recognized annual executive compensation survey. This survey includes some of the companies included in the indices shown in the Performance Graph set forth below. The Committee believes that evaluating data from the broad group of industries and companies represented in this survey is important in establishing the true market for executive talent. To compete effectively in this market, Enesco believes that it must be aware of compensation levels in various industries and companies of all sizes and, accordingly, does not limit its compensation analyses to those constituting the indices shown in the Performance Graph.

     Base salaries and fringe benefits are set at the annual base salary and fringe benefit amounts of comparable executive officers. In 2002, merit raises were not given to any executive officers as Enesco had a wage freeze in place. Pay for performance bonuses for all Enesco employees were determined under Enesco's 2002 ROA Incentive Bonus Plan based on achieving certain specified targets for operating profit and return on assets. Options to purchase shares of common stock are granted in amounts that are competitive with long-term incentive award practices of comparable U.S. companies, considering the number of options that have been previously granted to each of the executive officers. The options are granted generally on an annual basis at the then market value of common stock and are exercisable at any time after six months from the date of grant, subject to the achievement of certain stock value performance criteria or upon the eighth anniversary of the date of grant under provisions of the 1996 Stock Option Plan, in each case for a ten-year term, thus providing a direct relationship between the executive officers' potentially realizable long-term compensation amounts and actually recognizable increases in stockholder value. Executive officer and Director stock ownership guidelines have been adopted with the objective of further aligning the executive officers' and Directors' and stockholders' interests. The Committee's compensation policies are intended to reinforce Enesco's performance-oriented compensation practices and are not impacted by potential non-deductibility of certain compensation amounts for federal tax purposes under the provisions of Section 162(m) of the Internal Revenue Code.

     Compensation paid in 2002 to Mr. DalleMolle, President and Chief Executive
Officer consisted of $500,308 as base salary and a bonus of $          under the
ROA Incentive Bonus Plan. The bonus was paid due to Enesco's attainment in 2002 of certain levels of operating profit and return on assets for each of the U.S., Canadian and U.K. operations. The Committee also awarded, on April 26, 2002, Mr. DalleMolle a grant of 100,000 non-qualified stock options to purchase common stock under the 1996 Stock Option Plan.

     The Compensation and Stock Option Committee:

D. Brooks Lucas (Chair)
G.R. Ditomassi
J.R. Haberkorn
T.A. Pressman

                         REPORT OF THE AUDIT COMMITTEE

March 4, 2003

To the Board of Directors of Enesco Group, Inc.

     We have reviewed and discussed with management Enesco's audited financial statements as of December 31, 2002 and 2001, and for the three years in the period ended December 31, 2002.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Enesco's Annual Report on Form 10K for the year ended December 31, 2002.

D.L. Krause, Chair
J.F. Cauley
D. Brooks Lucas
G.R. Ditomassi
J.R. Haberkorn
T.A. Pressman
A.L. Verville

                               PERFORMANCE GRAPH

     During 2002, Enesco common stock was included in the Standard & Poor's Small Cap 600 Index. A performance graph comparing Enesco common stock performance with the performance of this stock index is provided.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND THE COMPANY'S PEER
                                 GROUP INDEX(1)

                           TOTAL SHAREHOLDER RETURNS

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------------------------------
                                     12/31/97     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02
------------------------------------------------------------------------------------------------------------------
 Enesco Group, Inc.                    $100.00        94.45        48.22        21.24        28.55        32.09
------------------------------------------------------------------------------------------------------------------
 S&P SmallCap 600                      $100.00        98.69       110.94       124.03       132.13       112.80
------------------------------------------------------------------------------------------------------------------
 Company's Peer Group                  $100.00        77.80        68.79        57.07        67.26        70.35
------------------------------------------------------------------------------------------------------------------

---------------
(1) This graphic presentation assumes (a) one-time $100 investments in the common stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named board equity market index and Enesco's selected peer group index, in each case made as of the market close on the last trading day in 1997 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. Enesco has chosen to present a peer group index composed of the companies that constitute the S&P SmallCap 600 Products Housewares and Specialties Index. Enesco's peer group is made up of the following six companies:

S&P Consumer (Housewares and Specialties) -- Small Cap 600
  Cross (A.T.) & Co                                             Libbey Inc.
  Department 56, Inc.                                           Russ Berrie & Co. Inc.
  Enesco Group, Inc.                                            National Presto Industries, Inc.

                   PROPOSAL 4: INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has been engaged by Enesco as independent public accountants since June 2002. Enesco has had no disagreements with KPMG on accounting and financial disclosures. As recommended by its Audit Committee, the Board has appointed that firm as independent accountants for 2003, subject to ratification by the stockholders. Valid proxies of stockholders containing no designation to the contrary will be voted for the reappointment of that firm as recommended by the Audit Committee.

     Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions and to make a statement if they so desire.

                       FISCAL 2002 AUDIT FIRM FEE SUMMARY

     During fiscal year 2002, Enesco retained its principal auditor, KPMG, to provide services in the following categories and amounts: [CHART TO BE UPDATED]

Audit Fees..................................................    $325,000
Financial Information Systems Design and Implementation
  Fees......................................................    $      0
All Other Fees
  Audit Related Fees........................................    $
                                                                --------
  Other Fees................................................    $ 15,000
                                                                --------
  Total All Other Fees......................................    $ 15,000
                                                                ========

     The Audit Committee has concluded that the provision of non-audit services by Enesco's principal auditor is compatible with maintaining auditor independence.

                             STOCKHOLDER PROPOSALS

     The Annual Meeting is called for the purposes set forth in the Notice. Although Enesco knows of no items of business which will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to Enesco's management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the SEC. In order to be considered under Rule 14a-8 for inclusion in Enesco's proxy materials to be distributed in connection with the Annual Meeting of Stockholders in 2004, stockholder proposals for that meeting must be received by Enesco on or before November 18, 2003. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by the Clerk of Enesco on or before February 1, 2004. Enesco's management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

     ENESCO FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 WITHOUT CHARGE BY WRITING TO THE CLERK OF ENESCO, AT 225 WINDSOR DRIVE, ITASCA, ILLINOIS 60143.

                                          By order of the Board of Directors,

                                          ENESCO GROUP, INC.

                                          M. FRANCES DURDEN
                                          Clerk

March 18, 2003

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                               ENESCO GROUP, INC.
                         (A MASSACHUSETTS CORPORATION)

                                 WITH AND INTO

                          ENESCO GROUP ILLINOIS, INC.
                           (AN ILLINOIS CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER, by and between Enesco Group, Inc., a Massachusetts corporation (herein sometimes called the "Massachusetts Corporation") and Enesco Group Illinois, Inc., an Illinois corporation (herein sometimes called the "Illinois Corporation"),

                              W I T N E S S E T H:

     WHEREAS, the Massachusetts Corporation is incorporated and in good standing in the Commonwealth of Massachusetts, and is authorized to issue a total of 80,000,000 shares of Common Stock, with par value of $0.125 per share; and

     WHEREAS, the Illinois Corporation is incorporated and in good standing under the laws of the State of Illinois, and is authorized to issue a total of 80,000,000 shares of common stock, with par value $0.125 per share, and the total number of shares that are issued and outstanding is 100 shares of common stock, all of which are owned by the Massachusetts Corporation; and

     WHEREAS, the laws of the Commonwealth of Massachusetts and the State of Illinois permit the merger of said corporations (herein sometimes called the "constituent corporations") into a single corporation; and,

     WHEREAS, it is deemed advisable by the Board of Directors of each of the constituent corporations that the Massachusetts Corporation merge with and into the Illinois Corporation;

     NOW, THEREFORE, it is agreed as follows:

     1. As of the Effective Date (as hereinafter defined), the Massachusetts Corporation shall be and hereby is merged pursuant to Section 11.35 of the Illinois Business Corporation Act of 1983 (as amended) into the Illinois corporation (the "Merger"). The Illinois Corporation shall be the surviving corporation and it shall continue and shall be deemed to continue for all purposes whatsoever after the merger of the Massachusetts Corporation with and into the Illinois Corporation. For convenience, the Illinois Corporation, as it shall exist after such merger, is hereinafter referred to as the "Surviving Corporation."

     2. The Merger shall become effective when this Agreement has been adopted by the Massachusetts Corporation and by the Illinois Corporation and appropriate documentation has been prepared and filed in accordance with the laws of the Commonwealth of Massachusetts and the State of Illinois. The time when the Merger shall become effective is referred to herein as the "Effective Date" and shall be the date fixed in accordance with the laws of and the documentation filed with and accepted for filing by the State of Illinois. At that time, the separate legal existence of the Massachusetts

        Corporation shall cease and all business previously conducted by the Massachusetts Corporation shall thereafter be conducted by the Illinois Corporation, which shall remain in existence after the Effective Date as the Surviving Corporation.

     3. From and after the Effective Date, the assets and liabilities of the Massachusetts Corporation and the Illinois Corporation shall be carried on the books of the Surviving Corporation at the amounts at which they shall be carried at such time on the respective books of the Massachusetts Corporation and the Illinois Corporation, subject to such inter-corporate adjustments or eliminations, if any, as may be required to give effect to the Merger; and, subject to such action as may be taken by the board of directors of the Surviving Corporation in accordance with generally accepted accounting principles, the paid-in capital of the Surviving Corporation shall be equal to the sum of the paid-in capital of the Massachusetts Corporation and the Illinois Corporation.

     4. From and after the Effective Date, the Surviving Corporation shall be governed by the laws of the State of Illinois. The present Articles of Incorporation of the Illinois Corporation shall continue to be the Articles of Incorporation of the Surviving Corporation, except that the Articles of Incorporation of the Illinois Corporation shall be amended to provide that the name of the Surviving Corporation shall be Enesco Group, Inc. The present By-laws of the Illinois Corporation shall be and remain the By-laws of the Surviving Corporation and the existing By-laws of the Massachusetts Corporation shall no longer be in effect. The directors and officers of the Illinois Corporation immediately prior to the Effective Date shall continue to be the directors and officers of the Surviving Corporation upon the Effective Date.

     5. Each share of Common Stock of the Massachusetts Corporation which shall be issued and outstanding immediately prior to the Effective Date shall be converted into one share of Common Stock of the Surviving Corporation as of the Effective Date, and from and after the Effective Date, the holders of all said issued and outstanding shares of the Massachusetts Corporation shall automatically be and become holders of the shares of all of the issued and outstanding shares of the Illinois Corporation upon the basis above specified. Each warrant, option, or other derivative security to purchase Common Stock of the Massachusetts Corporation, if any, that is effective immediately prior to the Effective Date shall be converted into a warrant, option, or other derivative security, as applicable, to purchase Common Stock of the Surviving Corporation, as of the Effective Date. Such instruments shall be exercisable in accordance with their terms and conditions.

     6. After the Effective Date, each holder of record of any outstanding certificate or certificates evidencing Common Stock of the Massachusetts Corporation may surrender the same to the Surviving Corporation's transfer agent, at its offices in Ridgefield Park, New Jersey, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing a like number of shares of Common Stock of the Surviving Corporation. Until so surrendered, each outstanding certificate which prior to the Effective Date represented one or more shares of Common Stock of the Massachusetts Corporation shall be deemed for all corporate purposes to evidence ownership of shares of Common Stock of the Surviving Corporation.

     7. No pro rata issuance of the shares of stock of the Illinois Corporation that are owned by the Massachusetts Corporation immediately prior to the Merger shall be made, and such shares shall be surrendered and extinguished.

     8. This Agreement may be terminated and abandoned by action of the Board of Directors of the Massachusetts Corporation or the Illinois Corporation at any time prior to the Effective Date, for any reason whatsoever.

     9. Upon the Effective Date the rights, capacity, privileges, powers, franchises and authority of each of the constituent corporations, and all property real, personal and mixed, and all debts, obligations and liabilities, due to each of the constituent corporations on whatever account as well as for subscriptions for shares as for all other things, belonging to each of the constituent corporations shall be vested in the Surviving Corporation; and all such property, rights, capacity, privileges, powers, franchises, authority and immunities and all and every other interest shall be thereafter as fully and effectually the property of the Surviving Corporation as though they were the property of the several and respective constituent corporations, and shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of the creditors of the constituent corporations shall be preserved unimpaired and all debts, liabilities (including liability, if any, to dissenting shareholders) and duties of the respective constituent corporations shall thenceforth be attached to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

     10. As the Surviving Corporation, Enesco Group Illinois, Inc. hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of the Massachusetts Corporation and any obligations hereafter incurred by Enesco Group Illinois, Inc., including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the Massachusetts Corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181 of the General Laws of Massachusetts.

     11. The address to which a copy of process shall be mailed by the Secretary of the Commonwealth of the Commonwealth of Massachusetts shall be c/o
         M. Frances Durden, Esq., 225 Windsor Drive, Itasca, Illinois 60143.

     12. The proposed merger herein certified has been adopted, approved, certified, executed, and acknowledged by the Massachusetts Corporation in the manner provided in section 78, Chapter 156B of the General Laws of Massachusetts, and by the Illinois Corporation in accordance with
         Article 11 of the Illinois Business Corporation Act of 1983, as amended.

     13. A copy of this Agreement and Plan of Merger shall be kept with the records of meetings of shareholders of the Surviving Corporation, shall be made available at such location for inspection by any shareholder of the Surviving Corporation or any person who immediately prior to the Effective Date was a stockholder of the Massachusetts Corporation, and a copy shall be furnished upon request, without charge, to any shareholder of the Surviving Corporation or any person who immediately prior to the Effective Date was a stockholder of the Massachusetts Corporation.

     14. The officers of the Surviving Corporation shall file such additional documents with the Secretary of State of Illinois and the Secretary of the Commonwealth of Massachusetts as are required by the Illinois Business Corporation Act of 1983, as amended, including, but not limited to, Article 11 thereof, and Chapter 156B of the General Laws of Massachusetts, and the respective registries of deeds and recorders of deeds of Massachusetts and Illinois, as are required to document the completion of the Merger.

Signed and attested to on           , 2003.

                                          ENESCO GROUP, INC.,
                                          A MASSACHUSETTS CORPORATION

                                          By:     /s/ DANIEL DALLEMOLLE
                                            ------------------------------------
                                                     Daniel DalleMolle
                                              President of Enesco Group, Inc.

Attest:

    /s/ M. FRANCES DURDEN, ESQ.
--------------------------------------
       M. Frances Durden, Esq.
       Clerk and Vice President
        of Enesco Group, Inc.

                                          ENESCO GROUP ILLINOIS, INC.,
                                          AN ILLINOIS CORPORATION

                                          By:     /s/ DANIEL DALLEMOLLE
                                            ------------------------------------
                                                     Daniel DalleMolle
                                            President of Enesco Group Illinois,
                                                             Inc.

Attest:

    /s/ M. FRANCES DURDEN, ESQ.
--------------------------------------
       M. Frances Durden, Esq.
     Vice President and Secretary
    of Enesco Group Illinois, Inc.

                                                                      APPENDIX B


    Form BCA-2.10                         ARTICLES OF INCORPORATION
    (Rev. Jan. 1999)               This space for use by Secretary of State -----------------------------
Jesse White                                                                     SUBMIT IN DUPLICATE!
Secretary of State
Department of Business Services
Springfield, IL 62756
http://www.sos.state.il.us
Payment must be made by certi-                                              THIS SPACE FOR USE BY
fied check, cashier's check, Illi-                                          SECRETARY OF STATE
nois attorney's check, Illinois                                              Date
C.P.A.'s check or money order,
payable to "Secretary of State."                                             Franchise Tax   $
                                                                             Filing Fee:      $
                                                                             Approved:

1.    CORPORATE NAME:       Enesco Group Illinois, Inc.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     (The corporate name must contain the word "corporation", "company,"
      "incorporated," "limited" or an abbreviation thereof.)

--------------------------------------------------------------------------------

2.     Initial Registered Agent:           M.                         Frances                    Durden
                                      ------------------------------------------------------------------------------------
                                           First Name                 Middle Initial             Last Name

              Initial Registered
                         Office:           225                        Windsor Drive
                                      ------------------------------------------------------------------------------------
                                           Number                     Street                     Suite #

                                           Itasca     IL              DuPage                     60143
                                      ------------------------------------------------------------------------------------
                                           City                       County                     Zip Code

--------------------------------------------------------------------------------

3.    Purpose of purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

See attachment.

--------------------------------------------------------------------------------

4.    Paragraph 1: Authorized shares, Issued Shares and Consideration Received:

                            Par Value       Number of Shares         Number of Shares          Consideration to be
Class                       per Share          Authorized          Proposed to be Issued        Received Therefor
------------------------------------------------------------------------------------------------------------------
Common                      $                  80,000,000                                         $
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL
                                                                                   =              $

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
(If not sufficient space to cover this point, add one or more sheets of this size.)

None.
                                     (over)

5. OPTIONAL:  (a) Number of directors constituting the initial board of directors of the corporation:
              -------------------------- .
              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualify:

             Name              Residential Address              City, State, ZIP

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

6.    OPTIONAL  (a)  It is estimated that the value of all property to be owned by the corporation for the following year wherever located
                     will be:                                                       $
                (b)  It is estimated that the value of the property to be located within the State of Illinois during the following year will
                     be:                                                            $
                (c)  It is estimated that the gross amount of business that will be transacted by the corporation during the following year
                     will be:                                                       $
                (d)  It is estimated that the gross amount of business that will be transacted from place of business in the State of
                     Illinois during the following year will be:                    $

--------------------------------------------------------------------------------

7. OPTIONAL:  OTHER PROVISIONS:
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

--------------------------------------------------------------------------------

8.                    NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

    The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated                              ,    2003
       ---------------------------    --------
               (Month & Day)            Year

                          SIGNATURE AND NAME
1.
         ---------------------------------------------------
          Signature
          M. Frances Durden
         ---------------------------------------------------
          (Type or Print Name)
2.
         ---------------------------------------------------
          Signature
         ---------------------------------------------------
          (Type or Print Name)
3.
         ---------------------------------------------------
          Signature
         ---------------------------------------------------
          (Type or Print Name)

                               ADDRESS
1.        225 Windsor Drive
         ---------------------------------------------------
          Street
          Itasca               IL                   60143
         ---------------------------------------------------
          City/Town            State                ZIP Code
2.
         ---------------------------------------------------
          Street
         ---------------------------------------------------
          City/Town            State                ZIP Code
3.
         ---------------------------------------------------
          Street
         ---------------------------------------------------
          City/Town            State                ZIP Code

(Signature must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

--------------------------------------------------------------------------------
                                  FEE SCHEDULE

    - The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
    -  The filing fee is $75.
    -  The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100.
    - (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
    - The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
      Illinois Secretary of State               Springfield, IL 62756
      Department of Business Services        Telephone (217) 782-9522 or
       782-9523                                                         C-162.20

                          ATTACHMENT TO FORM BCA-2.10

            ARTICLES OF INCORPORATION OF ENESCO GROUP ILLINOIS, INC.

ARTICLE 3  PURPOSE OR PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED:

     The purpose of the corporation is to engage in the following business activity(ies):

     To manufacture, process, assemble, warehouse, buy, sell, distribute and otherwise engage in and carry on the business of marketing giftware and collectible products and other items, materials, articles, goods and merchandise and otherwise dealing in real, personal and intellectual or industrial property of all kinds and descriptions; to exercise all of the powers conferred upon business corporations by, and from time to time permitted to be exercised by business corporations under, the laws of the State of Illinois; and to engage in and carry on any other lawful business or transaction which may now or hereafter be permitted under the laws of the State of Illinois to be conducted, whether in that State or elsewhere, by a business corporation organized under the Illinois Business Corporation Act.

ARTICLE 7  OPTIONAL: OTHER PROVISIONS

ARTICLE 7A

     A. Except as otherwise provided in the Articles of Incorporation or as otherwise required by law, any merger or consolidation, mandatory share exchange, sale, lease or exchange of all or substantially all of the Corporation's assets, including its goodwill, or amendment to these Articles of Incorporation, which would otherwise require a supermajority vote of shareholders of this Corporation pursuant to the Illinois Business Corporation Act, shall instead require the affirmative vote of a majority of the shares of each class of stock of this Corporation outstanding and entitled to vote on the question.

     B. Any action required or permitted to be taken by the shareholders or any class of shareholders shall be taken by such shareholders only at a duly convened meeting, and may not be taken by written consent in lieu of a meeting.

ARTICLE 7B

     A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of such number of directors as shall be established from time to time in accordance with the By-laws. The directors shall be divided into three classes, designated Class I, Class II and Class III, and each class of directors shall be elected for a term of office to expire at the third succeeding annual meeting after their election and until their respective successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The initial term of office of the Class III directors shall expire at the 2004 annual meeting of shareholders, the initial term of office of the Class I directors shall expire at the 2005 annual meeting of shareholders, and the initial term of office of the Class II directors shall expire at the 2006 annual meeting of shareholders. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

     B. Any vacancy on the Board of Directors that results from an increase in the number of directors may only be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may only be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

     C. Nominations for the election of directors at an annual meeting may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder entitled to vote generally in the election of directors. However, any shareholder may nominate one or more persons for election as directors at an annual meeting only if written notice of such shareholders intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary not later than forty-five days prior to the anniversary of the date of the immediately preceding annual meeting, or such other earlier or later date as may be required by any law or regulation applicable to the Corporation. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of this Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     D. A director may not be removed from office without cause, and may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him or her.

     E. No holder of any class of shares of the Corporation shall be entitled to cumulate his or her votes in any election of directors.

     F. Notwithstanding any other provision of these Articles of Incorporation, the affirmative vote of holders of 80% of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of these Articles of Incorporation inconsistent with the purpose and intent of, this Article 7B.

ARTICLE 7C

     Except as otherwise provided in these Articles of Incorporation or as required by law, the Corporation may authorize, at a meeting of shareholders duly called for the purpose, by a vote of a majority of each class of stock outstanding and entitled to vote thereon, any amendment of these Articles of Incorporation.

ARTICLE 7D

     The Board of Directors shall have the power to make, amend or repeal the By-laws of the Corporation in whole or in part.

ARTICLE 7E

     Directors of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of fiduciary duty as a Director notwithstanding any provision of law imposing such liability; provided, however, that the foregoing provision shall not be deemed to eliminate or limit any liability of a Director (i) for any breach of the Director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended, or (iv) for any transaction from which the Director derived an improper personal benefit.

ARTICLE 7F

     A. Meetings of the shareholders of the Corporation shall be held anywhere within the United States, as determined by the Board of Directors of the Corporation, as permitted by the provisions of the Illinois Business Corporation Act.

     B. The effective date of the Articles of Incorporation of the corporation shall be the date approved and filed by the Illinois Secretary of State.

                                                                      APPENDIX C

                                    BY LAWS
                                       OF
                          ENESCO GROUP ILLINOIS, INC.

                        BY-LAWS OF ENESCO ILLINOIS, INC.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE
ARTICLE I -- OFFICES......................................................
  SEC. 1.     Principal Office............................................
  SEC. 2.     Other Offices...............................................
ARTICLE II -- MEETINGS OF SHAREHOLDERS....................................
  SEC. 1.     Place of Meetings...........................................
  SEC. 2.     Quorum and Manner of Acting.................................
  SEC. 3.     Annual Meetings.............................................
  SEC. 4.     Special Meetings............................................
  SEC. 5.     Notices.....................................................
  SEC. 6.     Adjournments................................................
ARTICLE III -- DIRECTORS..................................................
  SEC. 1.     Number; Qualifications......................................
  SEC. 2.     Annual Meetings.............................................
  SEC. 3.     Regular Meetings............................................
  SEC. 4.     Special Meetings............................................
  SEC. 5.     Waiver of Notice............................................
  SEC. 6.     Quorum......................................................
  SEC. 7.     Action without Meeting......................................
  SEC. 8.     Powers......................................................
  SEC. 9.     Execution of Corporation Documents and Instruments..........
  SEC. 10.    Committees of the Board of Directors........................
  SEC. 11.    Remuneration of Outside Directors...........................
ARTICLE IV -- OFFICERS....................................................
  SEC. 1.     Election of Officers........................................
  SEC. 2.     Terms of Office.............................................
  SEC. 3.     Compensation of Officers, Employees and Agents..............
  SEC. 4.     Vacancies...................................................

                                                                            PAGE
                                                                            ----
    CHAIRMAN OF THE BOARD.................................................
  SEC. 5.     Chairman....................................................
  SEC. 6.     Office of the Chairman......................................
    PRESIDENT.............................................................
  SEC. 7.     President...................................................
  SEC. 8.     Powers of the President.....................................
    VICE PRESIDENTS.......................................................
  SEC. 9.     Powers of the Vice Presidents...............................
    TREASURER.............................................................
  SEC. 10.    Duties of the Treasurer.....................................
  SEC. 11.    Execution of Documents......................................
  SEC. 12.    Stock Transfer Records......................................
  SEC. 13.    Additional Powers...........................................
    ASSISTANT TREASURERS..................................................
  SEC. 14.    Assistant Treasurers........................................
     SECRETARY............................................................
  SEC. 15.    Secretary...................................................
     ASSISTANT SECRETARIES................................................
  SEC. 16.    Assistant Secretary.........................................
     BONDS................................................................
  SEC. 17.    Bonds.......................................................
ARTICLE V -- INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND
  AGENTS..................................................................
  SEC. 1.     Indemnification in General..................................
  SEC. 2.     Indemnification of Litigant.................................
  SEC. 3.     Payment of Expenses.........................................
  SEC. 4.     Determination of Conduct....................................
  SEC. 5.     Advance of expenses.........................................
  SEC. 6.     Non-exclusivity.............................................

                                                                            PAGE
                                                                            ----
  SEC. 7.     Right to acquire insurance..................................
  SEC. 8.     Notice to shareholders......................................
  SEC. 9.     References to the "Corporation".............................
  SEC. 10.    Miscellaneous Definitions...................................
ARTICLE VI -- STOCK.......................................................
  SEC. 1.     Holders to be Recognized....................................
  SEC. 2.     Form of Stock Certificates..................................
  SEC. 3.     Replacement of Certificates Lost, Etc.......................
  SEC. 4.     Fixing Date for Determination of Shareholders of Record.....
  SEC. 5.     Restrictions on Transfer....................................
ARTICLE VII -- SEAL AND FISCAL YEAR.......................................
  SEC. 1.     Seal........................................................
  SEC. 2.     Fiscal Year.................................................
ARTICLE VIII -- AMENDMENT OF BY-LAWS......................................
  SEC. 1.     Amendment by Shareholders...................................
  SEC. 2.     Amendment by Board of Directors.............................

                                   ARTICLE I

                                    OFFICES

     SEC. 1. Principal Office. The location of the principal office of the Corporation in the State of Illinois shall be in the City of Itasca, unless such location shall at any tine be changed as permitted by law.

     SEC. 2. Other Offices. The Corporation may also have offices in such other places within and without the State of Illinois as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     SEC. 1. Place of Meetings. Meetings of the shareholders of the Corporation shall be held anywhere within the United States, as determined by the Board of Directors of the Corporation, as permitted by the provisions of the Illinois Business Corporation Act.

     SEC. 2. Quorum and Manner of Acting. A majority of the votes of the shares entitled to vote on the matters to be presented, which is represented by the holders thereof, either in person or by proxy, shall be a quorum at any meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the votes of shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders, unless a greater number of votes or voting by classes is required by the Illinois Business Corporation Act of 1983, as amended, or the Articles of Incorporation.

     SEC. 3. Annual Meetings. The annual meeting of the shareholders shall be held on such date and at such time as the Board of Directors shall establish by resolution. In the absence of resolution of the Board, the annual meeting shall be held on the third Thursday of May in each year at 10:00 A.M. At each annual meeting the shareholders entitled to vote thereat on the matter shall elect the class of Directors whose term of office is expiring, in accordance with the provisions of Article 7B of the Articles of Incorporation of the Corporation, as amended. At each annual meeting the shareholders entitled to vote thereat on the matter shall have placed before them for ratification the name of the Auditor appointed by the Board of Directors in accordance with law.

     SEC. 4. Special Meetings. Special meetings of shareholders may be called by the President, or by the Board of Directors, or by the holders of not less than 20% of the outstanding shares entitled to vote on the matter for which the meeting is to be called.

     SEC. 5. Notices. Written notice of any meeting of shareholders, stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than 20 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or persons calling the meeting to each shareholder of record entitled to vote on any of the matters to be presented at his or her address as the same appears on the records of the Corporation.

     SEC. 6. Adjournments. Any meeting of the shareholders may be adjourned to any other time and place by the shareholders present or represented by proxy at the meeting and entitled to vote on the matters to be presented, although less than a quorum, and it shall not be necessary to notify any shareholder of any such adjournment. Any business which could have been transacted at any meeting of shareholders as originally called may be transacted at any such adjournment thereof.

                                  ARTICLE III

                                   DIRECTORS

     SEC. 1. Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than nine nor more than fourteen, the exact number of directors to be determined from time to time by resolution adopted by the affirmative role of a majority of the entire Board of Directors. Each Director shall be a voting shareholder or shall become such prior to acting as a director.

     SEC. 2. Annual Meetings. Following each annual meeting of shareholders and at the place thereof, if a quorum of the Board of Directors is present thereat, the annual meeting of the Board of Directors shall proceed thereafter without notice; but if a quorum of the Board is not present thereat, or, if present, does not so proceed to hold such meeting, the annual meeting of such Board shall be called in the manner hereinafter provided with respect to the call of a special meeting of the Board.

     SEC. 3. Regular Meetings. Regular meetings of the Board of Directors may be held at such times and places within or without the State of Illinois as shall from time to time be fixed by the Board, and no notice need be given of regular meetings held at times and places so fixed.

     SEC. 4. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or the President, and the Secretary or an Assistant Secretary shall give notice of any special meeting so called to all Directors stating the time and place within or without the State of Illinois, and such notice shall be sufficient if given either (i) by mailing the same postage prepaid forty-eight hours before the date of the meeting addressed to each Director at his usual place of business or residence, or (ii) by delivery thereof in hand or by telegram dispatched prepaid not less than twenty-four hours before the date of the meeting, or (iii) orally or by telephone not less than twenty four hours before the date of the meeting.

     SEC. 5. Waiver of Notice. Any requirement of notice of any meeting of the Board of Directors shall be deemed satisfied as to any Director who waives the same or whose attendance at such meeting constitutes a waiver under the law.

     SEC. 6. Quorum. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, and a meeting of the Board, whether a quorum be present or not, may be adjourned by those present without the necessity of notifying any Director of any such adjournment. Any business which could legally be transacted at any meeting of the Board of Directors may be transacted at any adjournment thereof without any new notification.

     SEC. 7. Action without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all Directors consent in writing to such action. Such written consent, setting forth the action taken, shall be filed by the Secretary with the minutes of the Board of Directors.

     SEC. 8. Powers. The Board of Directors shall manage the business of the Corporation and shall have all the powers of the Corporation, except such as by law, the Articles of Incorporation or by the By-Laws of the Corporation are conferred upon or reserved to the shareholders.

     SEC. 9. Execution of Corporation Documents and Instruments. The Board of Directors shall designate the persons, in addition to those specifically authorized elsewhere in these By-Laws, who shall be empowered on behalf of the Corporation to sign checks, contracts, bids, deeds, releases, securities devices, notes and other documents and instruments of the Corporation, as well as the terms and conditions, if any, of such signing.

     SEC. 10. Committees of the Board of Directors. The Board of Directors may establish such committees, including an Executive Committee, consisting of two or more members elected by it from among its number as it deems advisable in the conduct of the business of the Corporation and may delegate such functions and duties to such committees from time to time as may be permitted by law.

     SEC. 11. Remuneration of Outside Directors. Any Director who is entitled to compensation from the Corporation as an officer or employee thereof shall not receive any additional compensation for his services as a director. The Board of Directors may provide for remuneration of all other Directors in such amounts and in such manner as the Board may from time to time deem advisable.

                                   ARTICLE IV

                                    OFFICERS

     SEC. 1. Election of Officers. The Officers of the Corporation shall be elected by the Directors and shall include a President, a Treasurer, and a Secretary, and, when deemed desirable by the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers as the Board of Directors may, from time to time, deem necessary or advisable for the management of the affairs of the Corporation. The President, Treasurer and Secretary shall be elected at the Annual Meeting of Directors. All other officers may be elected at such annual meeting or at any regular or special meeting of the Board of Directors.

     SEC. 2. Terms of Office. The President, the Treasurer and the Secretary shall (unless sooner removed in accordance with law) hold office until the next annual meeting of the Board of Directors and until their respective successors are elected. All other officers shall (unless sooner removed in accordance with law) hold their respective offices until the next annual meeting and the election of the first mentioned officers thereat.

     SEC. 3. Compensation of Officers, Employees and Agents. The officers, employees and agents of the Corporation shall receive such compensation and upon such terms as the Board of Directors may from time to time determine. The determination of such compensation may be delegated by the Board of Directors to
(i) a Compensation Committee composed of members of the Board who are elected to that Committee by it or appointed under is authorization except that the determination of the compensation of the members of the Compensation Committee cannot be delegated to that Committee, and (ii) to such other individuals or committees to the extent and in the manner permitted by the law.

     SEC. 4. Vacancies. If any corporate office specified in this Article becomes vacant for any reason, including resignation, the Board of Directors may elect a successor who shall hold office for the unexpired term unless sooner removed in accordance with law.

CHAIRMAN OF THE BOARD

     SEC. 5. Chairman. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors. The Chairman of the Board shall have the power, on behalf of the Corporation, to sign contracts, deeds and releases and, with the Treasurer or Assistant Treasurer, to sign or endorse security devices, notes, and, when authorized by the Board of Directors, to sign or endorse such other documents and instruments as the Board of Directors may specify. The Chairman of the Board shall also have such additional powers and duties as the Board of Directors may from time to time assign him.

     SEC. 6. Office of the Chairman. In the event there is a vacancy in the office(s) of the Chief Executive Officer and President, such duties shall be carried out by the office of the Chairman, which shall be comprised of the Chairman of the Board of Directors and such other member(s) from the Board of Directors and executive officer(s) as determined by the Board of Directors in its sole discretion, until such time as a new Chief Executive Officer and President is elected.

PRESIDENT

     SEC. 7. President. In the absence or disability of the Chairman of the Board or at his request, or if his office be vacant, the President shall preside at all meetings of the shareholders and of the Board of Directors.

     SEC. 8. Powers of the President. The president shall have the power on behalf of the Corporation (i) to sign contracts, deeds and releases and (ii) with the Treasurer or Assistant Treasurer, to sign or endorse certificates of stock, security devices, notes, and (iii) when authorized by the Board of Directors, to sign or endorse such other documents and instruments as the Board of Directors may specify. The President shall have also such additional powers and duties as the Board of Directors may from time to time assign to him.

VICE PRESIDENTS

     SEC. 9. Powers of the Vice Presidents. Each of the Vice-Presidents shall bear such title and shall have such powers and duties as may be assigned to him from time to time by the Board of Directors.

TREASURER

     SEC. 10. Duties of the Treasurer. The Treasurer shall have the custody of the money, funds and securities of the Corporation and shall have charge of its books and keeping of its accounts. He shall make financial and accounting reports to the Board of Directors at least quarterly and more often when requested by it, and shall make a report at the annual meeting of shareholders. He shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated from time to time by the Board of Directors.

     SEC. 11. Execution of Documents. The Treasurer shall, with the President or a duly authorized Vice President, sign all certificates of shares, and, with the Chairman of the Board or the President or a duly authorized Vice President, sign or endorse security devices and notes and, when authorized by the Board of Directors, sign or endorse such other documents and instruments as the Board may specify.

     SEC. 12. Stock Transfer Records. The Treasurer shall also keep books for the recording of shares and transfers thereof and the names and addresses of shareholders and shall be transfer agent of the Corporation for the transfer of all certificates of shares; provided that, the Board of Directors may, with respect to the transfer of shares of any class of the capital stock of the Corporation, appoint any other person or corporation to act as transfer agent, and, when the Board deems it desirable, any person or corporation, to act as registrar thereof.

     SEC. 13. Additional Powers. The Treasurer also shall have such additional powers anal duties as may be assigned to him from time to time by the Board of Directors.

ASSISTANT TREASURERS

     SEC. 14. Assistant Treasurers. In the absence or disability of the Treasurer, or if his office be vacant, the Assistant Treasurers, in the order of the seniority of their election, shall have the powers and duties appertaining to the office of Treasurer set forth in Sections 10 and 12 above and when duly authorized by the Board of Directors shall perform all or any part of the duties set forth in Sections 11 and 13 above. In addition to the foregoing, each of the Assistant Treasurers shall have such other powers and duties as may be assigned to him from time to time by the Board of Directors.

SECRETARY

     SEC. 15. Secretary. The Secretary shall attend all meetings of the Board of Directors and the Executive Committee and shall record all votes and minutes of all proceedings thereat in books to be kept for that purpose. When required by law or these By Laws, proper notice of meetings of the Board of Directors and the shareholders shall be given by him. In addition to the foregoing, the Secretary shall have such other powers and duties as may be assigned to him from time to time by the Board of Directors.

ASSISTANT SECRETARIES

     SEC. 16. Assistant Secretary. In the absence or disability of the Secretary or at his request, or if his office be vacant, the Assistant Secretaries, in the order of the seniority of their elections, shall perform the duties herein assigned to the Secretary. In addition to the foregoing, each Assistant Secretary shall have such other powers and duties as may be assigned to him from time to time by the Board of Directors.

BONDS

     SEC. 17. Bonds. Any officer of the Corporation may be required to give a bond for the faithful performance of his duties in such form and with such sureties as the Board of Directors may direct.

                                   ARTICLE V

                          INDEMNIFICATION OF OFFICERS,
                        DIRECTORS, EMPLOYEES AND AGENTS

     SEC. 1. Indemnification in General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment or settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the

Corporation, or with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

     SEC. 2. Indemnification of Litigant. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

     SEC. 3. Payment of Expenses. To the extent that a director, officer, employee, or agent of the Corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation.

     SEC. 4. Determination of Conduct. Any indemnification under Sections 1 and 2 of this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case, upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article V. Such determination shall be made with respect to a person who is a director or officer of the Corporation at the time of the determination by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or, if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or, by the shareholders.

     SEC. 5. Advance of Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article V. Such expenses (including attorneys fees) incurred by former directors and officers or other employees and agents may be so paid on such terms and conditions, if any, as the Corporation deems appropriate.

     SEC. 6. Non-Exclusivity. The indemnification provided by this Article V shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any contract, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SEC. 7. Right to Acquire Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

     SEC. 8. Notice to Shareholders. If the Corporation has paid indemnity or has advanced expenses to a director, officer, employee or agent, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders meeting.

     SEC. 9. References to the "Corporation". For purposes of this Article, references to "the Corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, and employees or agents, so that any person who was a director, officer, employee or agent of such merging corporation, or was serving at the request of such merging corporation as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
Article V with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

     SEC. 10. Miscellaneous Definitions. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" as referred to this Article V.

                                   ARTICLE VI

                                     STOCK

     SEC. 1. Holders to be Recognized. The Corporation shall be entitled to treat the record holder of any share or shares of stock as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person except as may be otherwise expressly provided by law.

     SEC. 2. Form of Stock Certificates. All certificates of stock shall be in such form and contain such information as shall be required by law and be signed, either manually or by facsimile, as hereinbefore provided.

     SEC. 3. Replacement of Certificates Lost, Etc. In case of the alleged loss, destruction, mutilation, or wrongful taking of a certificate of stock, a new certificate may be issued in place thereof, upon such terms and conditions as the Board of Directors may prescribe.

     SEC. 4. Fixing Date for Determination of Shareholders of Record. The Board of Directors may fix in advance a time, which shall be not more than 60 days before the date of any meeting of shareholders or the date for the payment of any dividend or the making of any distribution to shareholders or the last day on which the consent or dissent of shareholders may he effectively expressed for any purpose, nor less than 10 days, in the case of meeting of shareholders or, in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of shares, not less than 20 days, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution or the right to give such consent or dissent, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the Corporation after the record date; or without fixing such record date the Board of Directors may for any of such purposes close the transfer books for all or any part of such period.

     SEC. 5. Restrictions on Transfer. The Board of Directors may impose restrictions on transfer of securities of the Corporation pursuant to the Rights Agreement dated as of September 7, 1988 by and between the Corporation and The Connecticut Bank and Trust Company, N.A. (East Hartford, Connecticut), as and to the extent required by such Rights Agreement, as amended from time to time.

                                  ARTICLE VII

                              SEAL AND FISCAL YEAR

     SEC. 1. Seal. The seal of the Corporation shall have inscribed thereon the name of the Corporation. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed to any document.

     SEC. 2. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the thirty-first day of December.

                                  ARTICLE VIII

                              AMENDMENT OF BY-LAWS

     SEC. 1. Amendment by Shareholders. Any of these By-Laws may be added to, altered, amended or repealed by the shareholders of the Corporation entitled to vote on the matter at any annual or special meeting of shareholders. The nature or substance of the proposed addition, alteration, amendment or repeal shall be stated in the notice of the meeting.

     SEC. 2. Amendment by Board of Directors. The Board of Directors shall also have the power to make, amend or repeal the By-Laws of the Corporation in whole or in part subject to amendment or repeal by shareholders as provided by law.

                                                                      APPENDIX D

                    MASSACHUSETTS GENERAL LAWS CHAPTER 156B
                                 SECTIONS 85 98

SECTION 85.  DISSENTING STOCKHOLDER; RIGHT TO DEMAND PAYMENT FOR STOCK;
             EXCEPTION.

     A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy eight or seventy nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty six to ninety eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

SECTION 86.  SECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES.

     If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty seven to ninety eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty two and eighty three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the stockholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING; FORM.

     The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

     "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SECTION 88.  NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO.

     The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION 89.  DEMAND FOR PAYMENT; TIME FOR PAYMENT.

     If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty three, or section eighty eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION 90.  DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE.

     If during the period of thirty days provided for in section eighty nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SECTION 91.  PARTIES TO SUIT TO DETERMINE VALUE; SERVICE.

     If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92.  DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE.

     After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION 93.  REFERENCE TO SPECIAL MASTER.

     The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SECTION 94.  NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL.

     On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION 95.  COSTS; INTEREST.

     The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION 96.  DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT.

     Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

          (1) A bill shall not be filed within the time provided in section ninety;

          (2) A bill, if filed, shall be dismissed as to such stockholder; or

          (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action. Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SECTION 97.  STATUS OF SHARES PAID FOR.

     The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION 98.  EXCLUSIVE REMEDY; EXCEPTION.

     The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 BELOW. THIS PROXY REVOKES ANY PROXY PREVIOUSLY GIVEN.

1. To elect Daniel DalleMolle, Eugene Freedman and Donna Brooks Lucas as Class II Directors for a three-year term. If any of such nominees should be unavailable, the proxies or any of them may vote for substitute nominee(s) at their discretion.

          FOR all                 WITHHOLD                 (INSTRUCTION: To
          nominees listed         AUTHORITY to             withhold authority to
          above (except           vote for all             vote for one or more
          as marked to            nominees listed          individual nominees,
          the contrary)           above                    write the nominee's
                                                           name in the space
                                                           provided below.)

          __________              __________               _____________________

2. To approve the reincorporation of Enesco Group, Inc. in the State of Illinois.

              FOR                   AGAINST                   ABSTAIN

           _________               _________                 _________

3. To approve amendments to the 1996 Incentive Stock Option Plan to increase the number of shares available for grant and to change the vesting schedule for options granted thereunder.

              FOR                   AGAINST                   ABSTAIN

           _________               _________                 _________

4. To ratify the appointment by the Board of Directors of KPMG LLP as Enesco's independent accountants for 2003.

              FOR                   AGAINST                   ABSTAIN

           _________               _________                 _________

5. To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

              FOR                   AGAINST                   ABSTAIN

           _________               _________                 _________

I plan to attend the meeting.      _________

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature_____________________ Signature____________________ Date_________, 2003

Please sign above exactly as name(s) appear(s) hereon. (When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

      Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.




YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

  ----------------------------------------            ---------------------------------------              -----------------------
                INTERNET                                              TELEPHONE                                    MAIL
        http://www.eproxy.com/enc                                   1-800-435-6710
   Use the Internet to vote your proxy.                Use any touch-tone telephone to                       Mark, sign and date
   Have your proxy card in hand when                   vote your proxy. Have your proxy                        your proxy card
   you access the web site. You will be       OR       card in hand when you call. You will         OR               and
   prompted to enter your control number,              be prompted to enter your control                      return it in the
   located in the box below, to create                 number, located in the box below.                    enclosed postage-paid
   and submit an electronic ballot.                    and then follow the directions given.                      envelope.
  ----------------------------------------            ---------------------------------------              -----------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

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PROXY                                                    ENESCO GROUP, INC.                                                    PROXY
                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                           APRIL 24, 2003

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTIONS

     The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 18, 2003, receipt of which is hereby acknowledged, does hereby appoint and constitute DANIEL DALEMOLLE, THOMAS BRADLEY and CHARLES E SANDERS, and
each of any of them, the attorneys and proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Enesco Group, Inc. to be held at the Enesco Showroom Theater,
One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois, on Thursday, April 24, 2003 at 9:30 a.m. and at any
postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.125 per share, of said Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:


                                       (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE)

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                                                      - FOLD AND DETACH HERE -





                                                         ENESCO GROUP, INC.

                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                      THURSDAY, APRIL 24, 2003
                                                             9:30 a.m.

                                                      Enesco Showroom Theater
                                            One Enesco Plaza (corner of Busse and Devon)
                                                 Elk Grove Village, Illinois 60007



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